STATEMENT OF ADDITIONAL INFORMATION— July 14, 2025
ProShares Trust
7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814 866.PRO.5125 866.776.5125
Short Solana ETF	SLOP
Ultra Solana	SLON
UltraShort Solana ETF	SLO
This SAI is not a prospectus. It should be read in conjunction with the Prospectus of the series of ProShares Trust (the “Trust”) listed above dated July 14, 2025. A copy of the Prospectus is available, without charge, upon request to the address above, by telephone at the number above, or on the Trust’s website at proshares.com.
Principal U.S. National Stock Exchange	Fund
NYSE Arca	UltraShort Solana ETF, Short Solana ETF, and Ultra Solana ETF

STATEMENT OF ADDITIONAL INFORMATION

GLOSSARY OF TERMS
For ease of use, certain terms or names that are used in this SAI have been shortened or abbreviated. A list of many of these terms and their corresponding full names or definitions can be found below. An investor may find it helpful to review the terms and names before reading the SAI.
Term	Definition
1933 Act	Securities Act of 1933, as amended
1934 Act	Securities and Exchange Act of 1934, as amended
1940 Act	Investment Company Act of 1940, as amended
Advisor or ProShare Advisors	ProShare Advisors LLC
Board of Trustees or Board	Board of Trustees of ProShares Trust
CCO	Chief Compliance Officer
CFTC	U.S. Commodity Futures Trading Commission
Code or Internal Revenue Code	Internal Revenue Code of 1986, as amended
Distributor or SEI	SEI Investments Distribution Co.
ETF	Exchange traded fund
Exchange	NYSE Arca
Fund Complex	All operational registered investment companies that are advised by the Advisor or its affiliates
Independent Trustee(s)	Trustees who are not “Interested Persons” of ProShare Advisors or Trust as defined under Section 2(a)(19) of the 1940 Act
NAV	Net asset value
New Fund(s)	Each Fund listed on the cover of this SAI
Rule 35d-1 Funds	Each Fund listed on the cover of this SAI
SEC	U.S. Securities and Exchange Commission
Shares	The shares of a Fund
Trust	ProShares Trust
Trustee(s)	One or more of the trustees of the Trust

GENERAL INFORMATION ABOUT THE TRUST
ProShares Trust is a Delaware statutory trust and is registered with the SEC as an open-end management investment company under the 1940 Act. The Trust was organized on May 29, 2002 and consists of multiple series, including the 10 Funds listed on the cover of this SAI.
Each Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees of the Trust, without the approval of Fund shareholders. Other funds may be added in the future.
Each Fund is an exchange-traded fund (each, an “ETF”) and the shares of each Fund (“Shares”) are listed on the Exchange set forth on the cover of this SAI. The Shares trade on the relevant Exchange at market prices that may differ to some degree from the Shares’ NAVs. Each Fund issues and redeems Shares on a continuous basis at NAV in large, specified numbers of Shares called “Creation Units.” Creation Units of each Fund are issued and redeemed entirely in cash. Except when aggregated in Creation Units, Shares cannot be purchased from and are not redeemable securities of each Fund. Retail investors, therefore, generally will not be able to purchase or redeem the Shares directly. Rather, most retail investors will purchase and sell Shares in the secondary market with the assistance of a broker. Reference is made to each Prospectus for a discussion of the investment objectives and policies of each Fund. The discussion below supplements, and should be read in conjunction with, each Prospectus.
Portfolio management is provided to each Fund by ProShare Advisors, a Maryland limited liability company with offices at 7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814.
The investment restrictions of each Fund specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that Fund, as defined in the 1940 Act. The investment objectives and all other investment policies of each Fund not specified as fundamental (including the index of a Fund) may be changed by the Board without the approval of shareholders.
The investment techniques and strategies discussed below may be used by a Fund if, in the opinion of ProShare Advisors, the techniques or strategies may be advantageous to the Fund. A Fund may reduce or eliminate its use of any of these techniques or strategies without changing the Fund’s fundamental policies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to a Fund, will result in the achievement of the Fund’s objective. Also, there can be no assurance that a Fund will grow to, or maintain, an economically viable size, and management may determine to liquidate a Fund at a time that may not be opportune for shareholders.
As a general matter, a Short or UltraShort ETFs will respond differently in response to market conditions than funds than funds that seek long exposure. The terms “favorable market conditions” and “adverse market conditions,” as used in this SAI, are Fund specific. Market conditions should be considered favorable to a Fund when such conditions make it more likely that the value of an investment in that Fund will increase. Market conditions should be considered adverse to a Fund when such conditions make it more likely that the value of an investment in that Fund will decrease. For example, market conditions that cause the level of an index to rise are considered “favorable” to an Ultra ETF and are considered “adverse” to a Short or UltraShort ETF.
EXCHANGE LISTING AND TRADING
There can be no assurance that the requirements of an Exchange necessary to maintain the listing of Shares of a Fund will continue to be met. An Exchange may remove a Fund from listing under certain circumstances.
As in the case of all equities traded on an Exchange, the brokers’ commission on transactions in a Fund will be based on negotiated commission rates at customary levels for retail customers.
In order to provide current Share pricing information, an Exchange disseminates an updated Indicative Optimized Portfolio Value (“IOPV”) for each Fund. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no warranty as to the accuracy of the IOPVs. IOPVs are expected to be disseminated on a per Fund basis every 15 seconds during regular trading hours of an Exchange.

INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS
GENERAL
Each Fund may consider changing its index at any time, including if, for example: the current index becomes unavailable; the Board believes that the current index no longer serves the investment needs of a majority of shareholders or that another index may better serve their needs; or the financial or economic environment makes it difficult for the Fund’s investment results to correspond sufficiently to its current index. If believed appropriate, a Fund may specify an index for itself that is “leveraged” or proprietary.
There can be no assurance that a Fund or index will achieve its objective. ProShare Advisors primarily uses a passive or mathematical approach to determine the investments a Fund makes and techniques it employs. While ProShare Advisors attempts to minimize any “tracking error,” certain factors tend to cause a Fund’s investment results to vary from a perfect correlation to its index, as applicable. See “Special Considerations” below for additional details.
For purposes of this SAI, the word “invest” refers to a Fund directly and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers to a Fund’s direct and indirect investments in securities and other instruments. For example, a Fund typically invests indirectly in securities or instruments by using financial instruments with economic exposure similar to those securities or instruments.
Additional information concerning a Fund, its investment policies and techniques, and the securities and financial instruments in which it may invest is set forth below.
NAME POLICIES
Each Rule 35d-1 Fund is subject to a policy adopted pursuant to Rule 35d-1 under the 1940 Act (the so-called “names rule”) and commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in the types of securities suggested by its name and/or investments with similar economic characteristics. Such direct or inverse exposure may be obtained through direct investments/short positions in the securities and/or through investments with similar economic characteristics. For the purposes of each such investment policy, “assets” includes a Fund’s net assets, as well as amounts borrowed for investment purposes, if any. In addition, for purposes of such an investment policy, “assets” includes not only the amount of a Fund’s net assets attributable to investments providing direct investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also cash and cash equivalents that are segregated on the Fund’s books and records or being used as collateral, as required by applicable regulatory guidance, or otherwise available to cover such investment exposure. The Board has adopted a non-fundamental policy to provide investors with at least 60 days’ notice prior to changes in a Fund’s name policy.
SOLANA RELATED INVESTMENTS
Solana, or SOL, is a digital asset which serves as the unit of account on an open-source, decentralized, peer-to-peer computer network. SOL may be used to pay for goods and services (including for computational power on the Solana network), stored for future use, or converted to a fiat currency. As of the date of this SAI, the adoption of SOL for these purposes has been limited. The value of SOL is not backed by any government, corporation, or other identified body.
The value of SOL is determined in part by the supply of and demand for, SOL in the trading venues for SOL.
SOL is created, transmitted and maintained through the operations of the decentralized, open source, peer-to-peer computer network (“Solana network”). No single entity owns or operates the Solana network. However, as further discussed below, development of the Solana network has historically been led by the

Solana Foundation, a Swiss non-profit organization, and Solana Labs, Inc. (“Solana Labs”), a Delaware corporation, which administered the original network launch and token distribution.
SOL is the native token on the Solana network, but users may create additional tokens, the ownership of which is recorded on the Solana network. As with other digital assets, SOL and the Solana blockchain have been designed to support a number of applications and use cases. For SOL, these include: serving as a medium or exchange and a durable store of value, facilitating the use of smart contracts and decentralized products and platforms, permitting the issuance and exchange of non-native tokens (including non-fungible tokens and asset-backed tokens), and supporting various “layer 2” projects.
The Solana Foundation is a non-profit organization that is dedicated to supporting SOL and related technologies. The Solana Foundation and Solana Labs, alongside other organizations, supports Solana protocol development through funding and advocacy and continue to exert significant influence over the direction of the development of the Solana network. The Solana Foundation finances its activities through its initial allocation of SOL at the launch of the Solana network in 2020.
Solana Network
The infrastructure of the Solana network is collectively maintained by participants in the Solana network, which include validators, developers, and users. Validators validate transactions and are currently compensated for that service in SOL, as determined by the Solana protocol. Developers maintain and contribute upgrades to the Solana network’s source code. Users access the Solana network using open-source software. Anyone can be a user, developer, or validator on the Solana network.
SOL is maintained on a digital distributed transaction ledger. The term “distributed ledger” refers to databases that maintain information across a network of computers in a decentralized or distributed manner. These networks commonly use cryptographic protocols to ensure data integrity and consensus mechanisms to ensure data congruity. Blockchains are one type of distributed ledger and are often used to issue and transfer ownership of digital assets. The Solana blockchain is one such blockchain and contains a record and history for each SOL transaction.
The Solana blockchain allows for the creation of decentralized applications that are supported by a transaction protocol referred to as “smart contracts,” that is, general-purpose code that executes on every computer in the network and can instruct the transmission of information and value based on a set of pre-defined set of rules or logical conditions. Such actions taken by the pre-defined set of rules are not necessarily contractual in nature but are intended to eliminate the need for a third party to carry out code execution on behalf of users, making the system decentralized, allowing decentralized application developers to create a wide range of applications. Smart contract operations are executed on the Solana blockchain in exchange for payment of SOL.
Solana Protocol
The Solana protocol is an open source project with no entity or group officially in control. Anyone can review the underlying code and suggest changes. However, development of the Solana network has historically been led by the Solana Foundation and Solana Labs. The Solana Foundation finances its activities through its initial allocation of SOL at the launch of the Solana network in 2020. Solana Labs and the Solana Foundation continue to exert significant influence over the direction of the development of the Solana network.
Users and validators must accept any changes made to the Solana source code by downloading the proposed modification and that modification is effective only with respect to those Solana network users and validators who choose to download it. As a practical matter, a modification to the source code becomes part of the Solana network only if it is accepted by validators that collectively represent a supermajority (two-thirds) of the cumulative validations on the Solana blockchain.

If a modification is accepted by only a portion of users and validators, or if a validator implements a change independently, a division will occur such that one network will run the modified source code and the other network will run the solana source code. Such a division is known as a “fork.”
New SOL is created through “staking” of SOL by validators. As of June 12, 2025, SolanaBeach.io reports there were approximately 1,200 validator nodes on the Solana network, with no single validator node directly controlling more than 4% of the aggregate stake, though the real figure could be higher because some entities may operate multiple nodes (Source: https://solanabeach.io/validators). As of June 12, 2025, more than 500 applications were built on the Solana Network.
Validators are required to stake SOL in order to perform validation activities and then, as a reward, earn newly created SOL. Validation activities include verifying transactions, storing data, and adding to the Solana blockchain. Further, with its collective computing power on the distributed network, the Solana network provides the ability to execute peer-to-peer transactions to realize, via smart contracts, automatic, conditional transfer of value and information, including money, voting rights, and property.
Assets in the Solana network are held in accounts. Each account, or “wallet,” is made up of at least two components: a public address and a private key. A Solana private key controls the transfer or “spending” of SOL from its associated public SOL address. A SOL “wallet” is a collection of public Solana addresses and their associated private key(s). This design allows only the owner of SOL to send SOL, the intended recipient of SOL to unlock it, and the validation of the transaction and ownership to be verified by any third party anywhere in the world.
The Solana protocol introduced the Proof-of-History (“PoH”) timestamping mechanism. PoH automatically orders on-chain transactions by creating a historical record that proves an event has occurred at a specific moment in time. PoH is intended to provide a transaction processing speed and capacity advantage over other blockchain networks like Bitcoin and Ethereum, which rely on sequential production of blocks and can lead to delays caused by validator confirmations. PoH is a new blockchain technology that is not widely used. PoH may not function as intended. For example, it may require more specialized equipment to participate in the network and fail to attract a significant number of users, or may be subject to outages or fail to function as intended. In addition, there may be flaws in the cryptography underlying PoH, including flaws that affect functionality of the Solana network or make the network vulnerable to attack.
Fees need to be paid in SOL in order to facilitate transactions and execute smart contracts. The fee that is charged is called “gas,” denoted in the unit of Lamports (1 billion Lamports = 1 SOL). Fees are essential in sustaining the Solana network. Fees incentivize validators to process and verify transactions and incentivize new validators to stake SOL. Fees are a product of Solana network demand relative to the Solana network’s capacity.
Solana Futures
A futures contract is a standardized contract traded on, or subject to the rules of, an exchange to buy or sell a specified type and quantity of a particular underlying asset at a designated price. Futures contracts are traded on a wide variety of underlying assets, including SOL, bonds, interest rates, agricultural products, stock indexes, currencies, digital assets, energy, metals, economic indicators and statistical measures. The notional size and calendar term of futures contracts on a particular underlying asset are identical and are not subject to any negotiation, other than with respect to price and the number of contracts traded between the buyer and seller. Futures contracts expire on a designated date, referred to as the “expiration date.”
Each Fund generally deposits cash (also known as “margin”) with an FCM for its open positions in futures contracts. The margin requirements or position limits may be based on the notional exposure of the futures contracts or the number of futures contracts purchased. The FCM, in turn, generally transfers such deposits to the clearing house to protect the clearing house against non-payment by a Fund. “Variation Margin” is the amount of cash that each party agrees to pay to or receive from the other to reflect the daily fluctuation in the value of the futures contract. The clearing house becomes substituted for each counterparty to a futures contract and, in effect, guarantees performance. In addition, the FCM may require a Fund to deposit additional margin collateral in excess of the clearing house’s requirements for the FCM’s own protection. Margin requirements for Solana Futures are substantially higher than margin requirements for many other types of futures contracts.
CME Solana Futures commenced trading on the CME Globex electronic trading platform on March 17, 2025, under the ticker symbol “SOL”. CME Solana Futures are cash-settled in U.S. dollars, based on the CME CF Solana Reference Rate. The CME CF Solana Reference Rate is a volume-weighted composite of U.S. dollar-SOL trading activity on the Constituent Exchanges. The Constituent Exchanges are selected by CF Benchmarks based on the Constituent Exchange Criteria. The Constituent Exchange Criteria requires each Constituent Exchange to implement policies and procedures to ensure fair and transparent market conditions and to identify and impede illegal, unfair or manipulative trading practices. Additionally, each Constituent Exchange must comply with, among other things, capital market regulations, money transmission regulations, client money custody regulations, know-you-client regulations and anti-money laundering regulations. Each Constituent Exchange is reviewed annually by an oversight committee established by CF Benchmarks to confirm that the Constituent Exchange continues to meet all criteria. CF Benchmarks and the CME CF Solana Reference Rate are subject to United Kingdom Financial Conduct Authority Regulation.Coinbase Solana Futures commenced trading on the Coinbase Derivatives trading platform on February 19, 2025, under the ticker symbol “SLC”. Coinbase Solana Futures are cash-settled in U.S. dollars, based on the MarketVector™ Coinbase Solana Benchmark Rate. The MarketVector™ Coinbase Solana Benchmark Rate is a volume-weighted composite of U.S. dollar-SOL trading activity on the Coinbase digital asset exchange. The Coinbase digital asset exchange implements policies and procedures to ensure fair and transparent market conditions and to identify and impede illegal, unfair or manipulative trading practices. Additionally, the Coinbase digital asset exchange complies with, among other things, capital market regulations, money transmission regulations, client money custody regulations, know-you-client regulations and anti-money laundering regulations.
Although a Fund does not invest in SOL, events impacting the price of SOL across all SOL trading venues could impact the price and market for SOL futures, and therefore the performance of the Fund. Such trading venues, including Coinbase digital asset exchange, may serve as a pricing source for the calculation of the MarketVector Coinbase Solana Benchmark Rate and CME CF Solana Reference Rate which provide reference prices for final settlement of Coinbase Solana Futures and CME SOL futures, respectively. These trading venues are or may become subject to regulatory actions that may have a material adverse impact on SOL, SOL Futures a Fund, its investments, and its ability to implement its investment strategy.
The liquidity of the market for SOL futures depends on, among other things: the supply and demand for SOL futures; the supply and demand for SOL; the adoption of SOL for commercial uses; the anticipated increase of investments in SOL -related investment products by retail and institutional investors; speculative interest in SOL, SOL futures, and SOL -related investment products; regulatory or other restrictions on investors’ ability to invest in SOL futures; and the potential ability to hedge against the price of SOL with SOL futures (and vice versa).
The market for SOL futures may be illiquid. This means that a Fund may not be able to buy and sell SOL futures quickly or at the desired price. For example, it is difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. A materially adverse development in one or more of the factors on which the liquidity of the market for SOL futures depends may cause the market to become illiquid, for short or long periods. In such markets, a Fund may not be able to buy and sell Solana futures quickly (or at all) or at the desired price. Market illiquidity may cause losses for a Fund. Additionally, the large size of the futures positions which a Fund may acquire increases the risk of illiquidity, as larger positions may be more difficult to fully liquidate, may take longer to liquidate, and, as a result of their size, may expose the Fund to potentially more significant losses while trying to do so.
Limits imposed by counterparties, exchanges or other regulatory organizations, such as accountability levels, position limits, margin requirements, and daily price fluctuation limits, may contribute to a lack of liquidity with respect to some financial instruments and have a negative impact on Fund performance. During periods of market illiquidity, including periods of market disruption and volatility, it may be difficult or impossible for a Fund to buy or sell futures contracts or other financial instruments.

The contractual obligations of a buyer or seller holding a futures contract to expiration may be satisfied by settling in cash as provided by the terms of such contract. However, a Fund does not intend to hold SOL futures through expiration. Instead, the Fund intends to “roll” futures positions. “Rolling” refers to a process whereby futures contracts nearing expiration are closed out and replaced with identical futures contracts with a later expiration date. Accordingly, each Fund is subject to risks related to rolling.
When the market for certain futures contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the “rolling process” of the more nearby SOL futures would take place at a price that is lower than the price of the more distant Solana futures. This situation, where the forward price of a futures contract is higher than the spot price, is often referred to as “contango.” Alternatively, when the market for certain Solana futures is such that the prices are higher in them nearer months than in the more distant months, the sale during the course of the rolling process of the more nearby SOL futures would take place at a price that is higher than the price of the more distant SOL futures. This situation, where the forward price of the futures contract is lower than the spot price, is referred to as “backwardation.”
There have been extended periods in which contango or backwardation has existed in certain futures markets in general. Such periods could occur in the future for SOL futures and may cause significant and sustained losses. Additionally, because of the frequency with which a Fund may roll futures contracts, the impact of contango or backwardation on Fund performance may be greater than it would have been if the Fund rolled futures contracts less frequently.
The CME and Coinbase Derivatives have established margin requirements for SOL futures at levels that may be substantially higher than the margin requirements for more established futures contracts. The Futures Commission Merchants (“FCMs”) utilized by a Fund may impose margin requirements in addition to those imposed by the exchanges. Margin requirements are subject to change and may be raised in the future by the exchanges and the FCMs. Margin requirements may be more likely to change during periods of high volatility. High margin requirements could prevent a Fund from obtaining sufficient exposure to SOL futures and may adversely affect its ability to achieve its investment objective. An FCM’s failure to return required margin to a Fund on a timely basis may cause such Fund to delay redemption settlement dates and/or restrict, postpone or limit the right of redemption.
The term “margin” refers to the minimum amount a Fund must deposit and maintain with its FCM in order to establish an open position in futures contracts. The minimum amount of margin required in connection with a particular futures contract is set by the exchange on which such contract is traded and is subject to change at any time during the term of the contract. FCMs may require customers to post additional amounts above the required minimums. Futures contracts are customarily bought and sold on margins that represent a percentage of the aggregate purchase or sales price of the contract. In addition, FCMs utilized by a Fund may impose limits on the amount of exposure to futures contracts the Fund can obtain through such FCMs. As a result, a Fund may need to transact through a number of FCMs to achieve its investment objective. If enough FCMs are not willing to transact with a Fund, or if exposure limits imposed by such FCMs do not provide sufficient exposure, a Fund may not be able to achieve its investment objective.
There may be circumstances that could prevent or make it impractical for a Fund to operate in a manner consistent with its investment objective and investment strategies.
The price of SOL has experienced periods of extreme volatility. The price of SOL may change dramatically and without warning. This volatility is due to a number of factors, including the supply and demand for SOL, concerns about potential manipulation of the price of SOL and the safety of SOL, market perceptions of the value of SOL as an investment, political and economic events, continuing development of legislation and the regulations applicable to SOL, and the changes exhibited by an early-stage technological innovation.
It is believed that speculators and investors who seek to profit from trading and holding SOL currently account for a significant portion of SOL demand. Such speculation regarding the potential future appreciation in the price of SOL may inflate or deflate the price of SOL. Conversely, evolving government regulation, the perception of onerous regulatory actions, concerns over the potential for fraud and manipulation of the price of SOL and other factors may cause a drop in the price of SOL. Developments related to the Solana network’s operations, also contribute to the volatility in the price of SOL. These factors may continue to cause the price of SOL to be volatile, which may have a negative impact on the performance of the Solana futures and on the performance of a Fund.
The trading of SOL is fragmented across numerous trading venues. The fragmentation of the volume of SOL transactions across multiple trading venues can lead to higher volatility than would be expected if volume was concentrated in a single trading venue. Market fragmentation and volatility increases the likelihood of price differences across different trading venues.
Market participants trading SOL futures may seek to “hedge” or otherwise manage their exposure to such contracts by taking offsetting positions in SOL. Fragmentation may require market participants to analyze multiple prices, which may be inconsistent and quickly changing. Fragmentation also may require market participants to potentially fill their positions through a number of transactions on different digital asset trading platforms. These factors potentially increase the cost and uncertainty of trading SOL and may decrease the effectiveness of using transactions in SOL to help manage or offset positions in SOL futures.
Market participants who are unable to fully or effectively manage or hedge their positions in SOL futures typically would be expected to widen the bid-ask spreads on such contracts, which could potentially decrease the trading volume and liquidity of such contracts and have a negative impact on the price of such contracts.
SOL, the Solana network and SOL trading venues are relatively new. Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, SOL trading venues are largely unregulated and may be operating out of compliance with applicable regulation. Trading platforms that trade SOL and other digital assets typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. Tools to detect and deter fraudulent or manipulative trading activities such as market manipulation, front-running of trades, and wash-trading may not be available to or employed by digital asset trading platforms, or may not exist at all.
As a result, markets for SOL may be subject to manipulation or fraud and may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges. Investors in SOL may lose money, possibly the entire value of their investments.
Furthermore, many SOL trading venues lack certain safeguards put in place by exchanges for more traditional assets to enhance the stability of trading on the exchanges and prevent “flash crashes,” such as limit-down circuit breakers. As a result, the prices of SOL on trading venues may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges.
There is no central registry showing which individuals or entities own SOL or the quantity of SOL that is owned by any particular person or entity. It is possible that a small group of early Solana network adopters hold a significant proportion of the SOL that has been thus far created. There are no regulations in place that would prevent a large holder of SOL or a group of holders from selling their SOL, which could depress the price of SOL, or otherwise attempting to manipulate the price of SOL or the Solana network.
Events could adversely affect the price of SOL, reduce user confidence in SOL, the Solana network and the fairness of the venues for trading SOL and slow, stop (or even reverse) the further adoption of SOL.
Malicious actors could theoretically structure an attack whereby they gain control of more than half of the network’s staked SOL, or “aggregate stake.” If a malicious actor or group of actors acquired a stake exceeding the rest of the Solana network, they would be able to exert unilateral control over the addition of blocks to the Solana blockchain. This would allow them to engage in “double spending,” prevent other transactions from being confirmed on the Solana blockchain or prevent other validators from validating any new blocks. Each of these events, among other things, could adversely affect the price of SOL, reduce user confidence in the Solana network and the fairness of SOL trading venues, and slow, stop (or even reverse) the further adoption of SOL.
The Solana protocol was built using open-source software by a small group of developers who help develop and maintain the original version of SOL, the underlying asset upon which SOL futures are based.
The open source nature of the Solana protocol permits any developer to review the underlying code and suggest changes to it. If accepted by a sufficient number of validators, these changes may result in substantial changes to the Solana network, including changes that result in “forks” (as described herein). It is possible that the price of SOL futures subsequent to a “fork” may be linked to the price of SOL on only one of the resulting Solana networks, rather than the aggregate price of SOL on all resulting Solana networks.
The CME and Coinbase Derivatives consider a hard fork of the Solana blockchain where both forks continue to be actively validated and traded but may not be fungible with each other, as an unusual and extreme circumstance. The CME and Coinbase Derivatives have determined, in the event of a hard fork or other circumstance in which the split of SOL is expected, CME and Coinbase Derivatives shall decide what action to take to align SOL futures exposure with cash market exposures, as the CME or Coinbase Derivatives deems appropriate. It is possible that, notwithstanding the protocols implemented to attempt to address the impact of forks on SOL futures, forks and similar events could have an adverse effect on the price of SOL and the SOL futures in which a Fund invests and may adversely affect an investment in the Fund. The price of SOL is highly volatile, which could have a negative impact on the price and trading of SOL futures, and the performance of a Fund.
It is believed that speculators and investors who seek to profit from trading and holding SOL currently account for a significant portion of SOL demand. Such speculation regarding the potential future appreciation in the price of SOL may inflate or deflate the price of SOL. Conversely, political and economic events, evolving government regulation, the perception of onerous regulatory actions, concerns over the potential for fraud and manipulation of the price of SOL and other factors may cause a drop in the price of SOL. Developments related to the Solana network’s operations, also contribute to the volatility in the price of SOL. These factors may continue to cause the price of SOL to be volatile, which may have a negative impact on the performance of the SOL futures and on the performance of a Fund.
Since the price and trading of SOL futures is influenced by the price of SOL and events impacting the price of SOL, the Solana network or the SOL trading venues, each of the events described above could have a negative impact on the price and market for SOL futures. For example, such events could lead to a lack of liquidity in the market for SOL futures or have a negative impact on the price of SOL futures.
Changes in the Solana network could have an adverse effect on the operation and price of SOL, which could have an adverse effect on the price of SOL futures and the value of an investment in a Fund. New SOL is created when SOL “validators” use their stake on the Solana network to participate in the consensus mechanism, which records and verifies every SOL transaction on the Solana blockchain. In return for their services, validators are rewarded through receipt of a set amount of SOL. If transaction fees are not sufficiently high or if transaction fees increase to the point of being prohibitively expensive for users, validators may not have an adequate incentive to continue validating and may cease their operations.
If the price of SOL or the reward for validating new blocks is not sufficiently high to incentivize validators, validators may cease participating in the consensus mechanism and, as a result, confirmations of transactions on the Solana blockchain could be slowed temporarily and inhibit the function of the Solana network. This could have a negative impact on the value of SOL, SOL futures, and of an investment in a Fund.
Additionally, if the price of SOL falls below that which is required for validators to turn a profit, some validators may temporarily discontinue their operations. If validators reduce or cease their operations, it would reduce the aggregate stake on the Solana network, which would adversely affect the confirmation process for transactions (i.e., temporarily decreasing the speed at which blocks are added to the blockchain and make the Solana network more vulnerable to a malicious actor or actors.

The Solana network is currently vulnerable to several types of attacks, including:
•“33% attack” – where, if a validator or group of validators were to gain control of more than 33% of the total staked SOL on the Solana network, a malicious actor could impede or delay block confirmation or even cause a fork in the blockchain.
•“50% attack” – where, if a validator or group of validators acting in concert were to gain control of more than 50% of the total staked SOL on the Solana network, a malicious actor would be able to gain full control of the Solana network and the ability to manipulate the blockchain on a forward-looking basis, including censoring transactions following the achievement of threshold, double- spending and fraudulent block propagation, while the attacker maintains the threshold. In theory, the minority non-attackers might reach social consensus to reject blocks proposed by the malicious majority attacker, reducing the attacker’s ability to engage in malicious activity, but there can be no assurance this would happen or that non-attackers would be able to coordinate effectively.
•“˃66% attack” – where, if a validator or group of validators acting in concert were to gain control of more than 66% of the total staked SOL on the Solana network, a malicious actor could permanently and irreversibly manipulate the blockchain, including censorship, double-spending and fraudulent block propagation, both on a forward- and backward-looking basis. The attacker could unilaterally finalize their preferred chain without the votes of any other stakers and could also reverse past finalized blocks.
The Solana network has reportedly suffered seven (7) network-level outage incidents over the past five years, according to Helius (Source: https://www.helius.dev/blog/solana-outages-complete-history).
For example, in 2020, the Solana network experienced an outage attributed to a bug in the block propagation mechanism and was offline for at least six hours.
On September 14, 2021, the Solana network experienced a significant disruption, later attributed to a type of denial of service attack, and was offline for 17 hours, only returning to full functionality 24 hours later. During the restart, a second integer overflow bug was discovered and patched.
In January 2022, during a time of high network congestion, the Solana network experienced degraded performance and partial outages. The disruption was attributed to bots spamming excessive duplicate transactions, significantly reducing network capacity. Blocks took longer than expected to process, leading to transaction success rates dropping by as much as seventy (70) percent.
In April 2022, the Solana network experienced an unprecedented surge in transaction requests, attributed to bots trying to secure newly minted NFTs through the Metaplex Candy Machine program. This minting mechanism operated on a first-come, first-served basis, creating a strong economic incentive to flood the network with transactions and win the mint. As transaction volume skyrocketed, validators ran out of memory and crashed, ultimately stalling consensus. Insufficient voting throughput prevented the finalization of earlier blocks, preventing abandoned forks from being cleaned up. As a result, validators became overwhelmed by the sheer number of forks they had to evaluate, exceeding their capacity even after restarts and requiring manual intervention to restore the network. The Solana network was offline for at least eight (8) hours.
In June 2022, the Solana network experienced a bug with so-called “durable nonce” transactions leading to consensus failures. The Solana network was offline for at least two and a half hours.
In September 2022, the Solana network experienced a bug attributed to validators erroneously producing duplicate blocks at the same block height. The Solana network was offline for at least eight and a half hours.
In February 2023, the Solana network experienced another bug with its block propagation mechanism. The Solana network was offline for at least nineteen (19) hours.
In February 2024, the Agave client software implementation experienced a bug affecting its compiler. The Solana network was offline for around five (5) hours.

In August 2024, a security vulnerability was identified in the Agave client software implementation. The bug was secretly patched following coordination between the Solana Foundation and validators.
Wallet software developed by Phantom Technologies and used by many users of the Solana network has also allegedly been the subject of cybersecurity incidents that allegedly have resulted the loss or theft of users’ assets stored in such wallets.
The development of the Solana network is ongoing, and future disruptions, outages, bugs, or other problems could have a material adverse effect on the value of SOL, SOL futures and an investment in the Fund. Similarly, the client software implementation and wallets used by users and validators to access the Solana network or SOL could suffer future disruptions, bugs, or other problems that could have a material adverse effect on the value of SOL, SOL futures and an investment in the Fund.
Any reduction in confidence Solana network or its validation processes may adversely affect the utility and price of SOL, which may negatively impact SOL futures and an investment in a Fund.
A decline in the adoption of SOL could have a negative impact on the price of SOL and the SOL trading venues and, in turn, a negative impact on the price and market for SOL futures and the value of an investment in a Fund.
SOL is used as a form of payment both directly and, more commonly, through an intermediary service which converts SOL payments into local currency. However, the adoption of SOL has been limited when compared with the increase in the price of SOL as determined by the SOL trading venues. This may indicate that the majority of SOL’s use continues to be for investment and speculative purposes. The continued adoption of SOL will require growth in its usage as a means of payment and in the Solana blockchain for various applications.
A lack of expansion or a reduction in usage of SOL and the Solana blockchain could adversely affect the SOL trading venues. This, in turn, may have a negative impact on the market for SOL futures and the performance of the Fund. Even if growth in SOL adoption continues in the near or medium-term, there is no assurance that SOL usage, or the market for SOL futures, will continue to grow over the long-term. A contraction in the use of SOL may result in a lack of liquidity in the SOL trading venues, increased volatility in or a reduction in the price of SOL, and other negative consequences. This, in turn, could exacerbate any lack of liquidity in the market for SOL futures, cause increased volatility in, or a reduction to the price, of SOL futures and other negative consequences. Each of these events could adversely impact the value of an investment in a Fund.
A new competing digital asset may pose a challenge to SOL’s current market position, resulting in a reduction in demand for SOL, which could have a negative impact on the price and market for SOL and, in turn, a negative impact on the price and market for SOL futures and the value of an investment in a Fund.
It is possible that other blockchains will emerge that are similarly designed to support the development, deployment, and operation of smart contracts. These alternative blockchains have in the past and may in the future seek to compete with the Solana network by offering faster transaction processing and/or lower fees. The market demand for these alternative blockchains may reduce the market demand for SOL which would adversely impact an investment in a Fund.
The Solana blockchain has at times experienced material network congestion, outages, high transaction fees and other scalability challenges. Although the Solana Foundation has proposed various upgrades to the Solana blockchains protocol to address these challenges, to date they have been primarily addressed by so-called “layer 2” solutions. Layer 2 networks generally require users to “lock” SOL into the layer 2 network in order to benefit from their efficiencies, thereby making the locked SOL unavailable to transfer on the underlying blockchain or within other layer 2 networks. While these solutions have, in the past, reduced fees and increased transaction times, they result in the actions of development teams whose interests may not be aligned with that of the greater Solana community. Further, there is no guarantee that these layer 2 solutions will continue to be effective or that users or and investors in public blockchains will not determine that blockchains without scalability issues or a reliance on layer 2 solutions are preferable.

There is a risk that multiple layer 2 solutions will not be compatible with each other or the underlying blockchain network or that a layer 2 solution, if not implemented correctly, would compromise the security or decentralization of the underlying blockchain network.
Regulatory initiatives by governments and uniform law proposals by academics and participants in the SOL economy may impact the use of SOL or the operation of the Solana network in a manner that adversely affects SOL futures and the value of an investment in a Fund.
As SOL and other digital assets have grown in popularity and market size, certain U.S. federal and state governments, foreign governments, and regulatory agencies and self-regulatory organizations have begun to examine the operations of SOL and other digital assets, the Solana network, SOL users, and SOL trading venues.
Regulation of the issuance of digital assets, like SOL, through initial coin offerings (“ICOs”) or other means in the U.S. and foreign jurisdictions could restrict the use of SOL or impose other requirements that may adversely impact the liquidity and price of solana, the demand for SOL, the operations of the SOL trading venues and the performance of SOL futures. If the SOL trading venues become subject to onerous regulations or are required to comply with existing applicable regulations, among other things, trading in SOL may be concentrated in a smaller number of digital asset trading platforms, which may materially impact the price, volatility and trading volumes of SOL. Additionally, the SOL trading venues may be required to comply with tax, anti-money laundering (“AML”), know-your-customer (“KYC”) and other regulatory requirements, compliance and reporting obligations that may make it more costly to transact in or trade SOL (which may materially impact price, volatility or trading of SOL more generally). Each of these events could have a negative impact on SOL futures and the value of an investment in a Fund.
The regulation of SOL, digital assets and related products and services continues to evolve. The inconsistent and sometimes conflicting regulatory landscape may make it more difficult for SOL businesses to provide services, which may impede the growth of the SOL economy and have an adverse effect on consumer adoption and the market value of SOL. There is a possibility of future regulatory change altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to operate.
Additionally, to the extent that SOL itself is determined to be a security, commodity future or other regulated asset, or to the extent that a United States or foreign government or quasi-governmental agency exerts regulatory authority over the Solana network, SOL trading or ownership in SOL, SOL futures may be adversely affected, which may have an adverse effect on the value of your investment in a Fund. In sum, SOL regulation takes many different forms and will, therefore, impact SOL and its usage in a variety of manners.
With the growing adoption of SOL and the significant increase in speculative activity surrounding SOL and digital assets, third parties may be increasingly motivated to assert intellectual property rights claims relating to the operation of the Solana network or applications built upon the Solana blockchain. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the Solana network’s or the Solana blockchain’s long-term viability or the ability of end-users to hold and transfer SOL may adversely affect the price of SOL and adversely affect SOL futures. Additionally, a meritorious intellectual property or other claim could prevent end-users from accessing the Solana network or holding or transferring their SOL, which could adversely affect the value of the SOL futures. As a result, an intellectual property rights claim against Solana network participants could have a material adverse impact on a Fund.
An interruption in Internet service or a limitation of Internet access could impact the functionality of the Solana network.
The Solana network’s functionality relies on the Internet. A broadly accepted and widely adopted decentralized network is necessary for a fully-functional blockchain network, such as the Solana network. Features of the Solana network, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, are essential to preserve the stability of the network and decrease the risk of fraud or cyber-attacks. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of the Solana network. Any technical disruptions or regulatory limitations that affect Internet access may have an adverse effect on the Solana network, the price of SOL and SOL futures and therefore adversely affect the value of an investment in a Fund.
If SOL is determined or is expected to be determined to be a security under the federal securities laws, that could materially and adversely affect the trading of SOL futures contracts held by a Fund and the Fund’s ability to pursue its investment objective. For example, in general a futures contract on a security is regulated as a security futures product, which is an instrument that may only be listed in accordance with CFTC and SEC requirements and traded on a facility (and through intermediaries) that is registered with both the SEC and CFTC. At present, SOL futures contracts held by a Fund are not listed in accordance with such requirements. If SOL is determined or alleged to be a security, it is possible that trading in SOL futures contracts held by a Fund could be halted or otherwise disrupted, become illiquid and/or lose significant value and a Fund may have difficulty unwinding or closing out its SOL futures contracts. In that event, value of an investment in a Fund - could decline significantly and without warning, including to zero. There is no guarantee that security futures contracts on SOL would be begin trading on any particular timeframe or at all or that a Fund would be able to invest in such instruments. The determination that SOL is a security and the related impacts on SOL futures contracts may result in extraordinary expenses for a Fund.
FUTURES CONTRACTS
Futures in General
A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.
Each Fund generally engages in closing or offsetting transactions before final settlement of a futures contract wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.
Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying asset. The extent of a Fund’s loss from an unhedged short position in futures contracts is potentially unlimited, and investors may lose the amount that they invested plus any profits recognized on their investment. Each Fund will engage in transactions in futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission (“CFTC”).
All of a Fund’s transactions in futures will be entered into through a futures commission merchant (“FCM”) regulated by the CFTC or under a foreign regulatory regime that has been recognized as equivalent by the CFTC. Under U.S. law, an FCM is the sole type of entity that may hold collateral in respect of cleared futures. All futures entered into by a Fund will be cleared by a clearing house that is regulated by the CFTC. A Fund’s FCM may limit a Fund’s ability to invest in certain futures contracts. Such restrictions may adversely affect a Fund’s performance and its ability to achieve its investment objective.
In addition, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

Futures Margin Requirements
Upon entering into a futures contract, a Fund will be required to deposit with its FCM an amount of cash or cash equivalents equal to a small percentage of the contract’s value (these amounts are subject to change by the FCM or clearing house through which the trade is cleared). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract. A party to a futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Credit risk of market participants with respect to futures is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. An FCM is generally obligated to segregate all funds received from customers with respect to customer futures positions from the FCM’s proprietary assets. However, all funds and other property received by an FCM from its customers are generally held by the FCM on a commingled basis in an omnibus account, and the FCM may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of the Fund’s FCM, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the FCM’s customers for a relevant account class. Also, the FCM is required to transfer to the clearing house the amount of margin required by the clearing house for futures positions, which amounts are generally held in an omnibus account at the clearing house for all customers of the FCM. If an FCM does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM.
Correlation Risk
The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although a Fund intends to buy or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, a Fund will be required to make daily cash payments of variation margin. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.
Speculative Position Limits and Accountability Levels
The CFTC and domestic exchanges have established speculative position limits (“position limits”) on the maximum speculative position which any person, or group of persons acting in concert, may hold or control in particular futures and options on futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Advisor may be aggregated for this purpose. Although it is possible that the trading decisions of the Advisor may have to be modified and that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits, the Advisor believes that this is unlikely. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of a Fund. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategy.
In addition the domestic exchanges have established accountability levels (“accountability levels”) on futures contracts traded on U.S.-based Futures exchanges. The accountability levels establish a threshold above which the exchange may exercise greater scrutiny and control over a Fund’s positions.
If a Fund were to reach its position limits and position accountability levels on SOL futures contracts, or if the Advisor believes it is reasonably likely to do so, the Advisor intends to take such action as it believes appropriate and in the best interest of a Fund in light of the totality of the circumstances at such time. In such instances, a Fund reserves the right to invest in U.S. listed equity securities whose performance the Advisor believes may correspond, or be closely related, to the performance of SOL or SOL futures contracts, such as equity securities of companies involved in the digital asset industry. Each Fund may also consider investing any cash on hand due to position limits or accountability levels in money market instruments.
DEBT INSTRUMENTS
Below is a description of various types of money market instruments and other debt instruments that a Fund may utilize for investment purposes or for liquidity purposes. Other types of money market instruments and debt instruments may become available that are similar to those described below and in which a Fund also may invest consistent with their investment goals and policies. Each Fund may also invest in pooled investment vehicles that invest in, and themselves qualify as, money market instruments.
Money Market Instruments
To seek its investment objective, as a cash reserve, for liquidity purposes each Fund may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, floating and variable rate notes, commercial paper, certificates of deposit, time deposits, bankers’ acceptances or repurchase agreements and other short-term liquid instruments secured by U.S. government securities. Each Fund may invest in money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country. Each Fund may also invest in pooled investment vehicles that invest in, and themselves qualify as, money market instruments.
U.S. Government Securities
A Fund may invest in U.S. government securities in pursuit of its investment objectives or for liquidity purposes.
U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance: U.S. Treasury bills, which have initial maturities of one year or less; U.S. Treasury notes, which have initial maturities of one to ten years; and U.S. Treasury bonds, which generally have initial maturities of greater than ten years. In addition, U.S. government securities include Treasury Inflation-Protected Securities (“TIPS”). TIPS are inflation-protected public obligations of the U.S. Treasury. These securities are designed to provide inflation protection to investors. TIPS are income generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index such as the Consumer Price Index. A fixed-coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of the inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. In addition, TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.
Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Small Business Administration, the Federal Farm Credit Administration, Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), Federal Land Banks, Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies and instrumentalities described above, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. All U.S. government securities are subject to credit risk.
Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a Fund’s portfolio investments in these securities.
From time to time, a high national debt or uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling or periodic legislation to fund the U.S. government could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of the entity may be adversely impacted.
Floating and Variable Rate Notes
Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. They typically have a stated maturity of more than one year and an interest rate that changes either at specific intervals or whenever a benchmark rate changes. The effective maturity of each floating or variable rate note in a Fund’s portfolio will be based on these periodic adjustments. The interest rate adjustments are designed to help stabilize the note’s price. While this feature helps protect against a decline in the note’s market price when interest rates rise, it lowers a Fund’s income when interest rates fall. Of course, a Fund’s income from its floating and variable rate investments also may increase if interest rates rise.

Commercial Paper
Commercial paper is a short-term unsecured promissory note issued by businesses such as banks, corporations, finance companies and other issuers generally to finance short-term credit needs. Issuers may use commercial paper to finance accounts receivable or to meet short-term liabilities. Commercial paper generally has a fixed maturity of no more than 270 days and may trade on secondary markets after its issuance.
Mortgage-Backed Securities
A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. Each Fund may invest in mortgage-backed securities. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.
Mortgage-backed securities are most commonly issued or guaranteed by GNMA, FNMA or the Federal Home Loan Mortgage Corporation (“FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.
Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially shorter than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.
Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.
Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. Each Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities. The market value of any class that consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.
Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by appreciation in home values, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and each Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.
Other Fixed Income Securities
Each Fund may invest in a wide range of fixed income securities, which may include foreign sovereign, sub-sovereign and supranational bonds, as well as any other obligations of any rating or maturity such as foreign and domestic investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in-kind securities, and STRIPS. Investment grade corporate bonds are those rated BBB or better by Standard & Poor’s Rating Group (“S&P”) or Baa or better by Moody’s Ratings (“Moody’s”). Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. A Fund may also invest in unrated securities.
Foreign Sovereign, Sub-Sovereign, Quasi Sovereign and Supranational Securities. A Fund may invest in fixed-rate debt securities issued by: non-U.S. governments (foreign sovereign bonds); local governments, entities or agencies of a non-U.S. country (foreign sub-sovereign bonds); corporations with significant government ownership (“Quasi-Sovereigns”); or two or more central governments or institutions (supranational bonds). These types of debt securities are typically general obligations of the issuer and are typically guaranteed by such issuer. Despite this guarantee, such debt securities are subject to default, restructuring or changes to the terms of the debt to the detriment of security holders. Such an event impacting a security held by a Fund would likely have an adverse impact on the Fund’s returns. Also, due to demand from other investors, certain types of these debt securities may be less accessible to the capital markets and may be difficult for a Fund to source. This may cause a Fund, at times, to pay a premium to obtain such securities for its own portfolio. For more information related to foreign sovereign, sub-sovereign and supranational securities, see “Foreign Securities” and “Exposure to Securities or Issuers in Specific Foreign Countries or Regions” above.
Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.
Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.
Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.
Junk Bonds. “Junk Bonds” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but the higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, the risk was that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit each Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed income security may affect the value of these investments. Each Fund will not necessarily dispose of a security when its rating is reduced below the rating it had at the time of purchase. However, ProShare Advisors will monitor the investment to determine whether continued investment in the security will assist in meeting each Fund’s investment objective.
Covered Bonds. A Fund may invest in covered bonds, which are debt securities issued by banks or other credit institutions that are backed by both the issuing institution and underlying pool of assets that compose the bond (a “cover pool”). The cover pool for a covered bond is typically composed of residential or commercial mortgage loans or loans to public sector institutions. A covered bond may lose value if the credit rating of the issuing bank or credit institution is downgraded or the quality of the assets in the cover pool deteriorates.

Unrated Debt Securities. A Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as that of any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.
EQUITY SECURITIES
A Fund may invest in equity securities. The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s value may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and a Fund is particularly sensitive to these market risks.
FOREIGN SECURITIES
A Fund may invest in foreign issuers, securities traded principally in securities markets outside the United States, U.S.-traded securities of foreign issuers and/or securities denominated in foreign currencies (together “foreign securities”). Also, each Fund may seek exposure to foreign securities by investing in Depositary Receipts (discussed below). Foreign securities may involve special risks due to foreign economic, political and legal developments, including unfavorable changes in currency exchange rates, exchange control regulation (including currency blockage), expropriation or nationalization of assets, confiscatory taxation, taxation of income and/or gains earned in foreign nations, withholding of portions of interest and dividends in certain countries and the possible difficulty of obtaining and enforcing judgments against foreign entities. Default in foreign government securities, political or social instability or diplomatic developments could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about issuers in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may differ from those applicable to U.S. companies. Further, the growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in any one country or region could have an adverse impact on issuers of securities in a different country or region.
In addition, the securities of some foreign governments, companies and markets are less liquid, and may be more volatile, than comparable securities of domestic governments, companies and markets. Some foreign investments may be subject to brokerage commissions and fees that are higher than those applicable to U.S. investments. A Fund also may be affected by different settlement practices or delayed settlements in some foreign markets. Moreover, some foreign jurisdictions regulate and limit U.S. investments in the securities of certain issuers. Additionally, U.S. investors may be prohibited from investing in securities issued by companies in certain foreign countries. This could negatively impact a Fund’s ability to sell securities or other financial instruments as needed. Such action may impair the value or liquidity of securities and negatively impact the Fund.
A Fund’s foreign investments that are related to developing (or “emerging market”) countries may be particularly volatile due to the aforementioned factors.
A Fund may value its financial instruments based upon foreign securities by using the market prices of domestically traded financial instruments with comparable foreign securities market exposure.

Exposure to Securities or Issuers in Specific Foreign Countries or Regions
A Fund may focus its investments in particular foreign geographical regions or countries. In addition to the risks of investing in foreign securities discussed above, the investments of a Fund may be exposed to special risks that are specific to the country or region in which the investments are focused. Furthermore, a Fund with such a focus may be subject to additional risks associated with events in nearby countries or regions or those of a country’s principal trading partners. Additionally, a Fund may have an investment focus in a foreign country or region that is an emerging market and, therefore, are subject to heightened risks relative to a Fund that focuses its investments in more developed countries or regions.
Exposure to Foreign Currencies
Each Fund may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, including “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. To the extent that a Fund invests in such currencies, that Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. Fund assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. Additionally, recent issues associated with the euro may have adverse effects on non-U.S. investments generally and on currency markets. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges may be affected differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control. A Fund may be unable or choose not to hedge its foreign currency exposure.
Depositary Receipts
A Fund may invest in depositary receipts. Depositary receipts are receipts, typically issued by a financial institution, which evidence ownership of underlying securities issued by a non-U.S. issuer. Types of depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and New York Shares (“NYSs”).
ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. For many foreign securities, U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter (“OTC”), are issued by domestic banks. In general, there is a large, liquid market in the United States for many ADRs. Investments in ADRs have certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. ADRs do not eliminate all risk inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the stock of foreign issuers outside the U.S., however, a Fund may avoid certain risks related to investing in foreign securities on non-U.S. markets.
GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.
NYSs (or “direct shares”) are foreign stocks denominated in U.S. dollars and traded on American exchanges without being converted into ADRs. These stocks come from countries that do not restrict the trading of their stocks on other nations’ exchanges. Each Fund may also invest in ordinary shares of foreign issuers traded directly on U.S. exchanges.

A Fund may invest in both sponsored and unsponsored depositary receipts. Certain depositary receipts, typically those designated as “unsponsored,” require the holders thereof to bear most of the costs of such facilities, while issuers of “sponsored” facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.
Unsponsored ADR programs generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored ADR. Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored ADRs, and the price of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer and/or there may be no correlation between available information and the market value.
Foreign Currencies and Related Transactions
Costs of Hedging. When a Fund purchases a non-U.S. bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the non-U.S. bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.
It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Fund’s net asset value per share. A Fund may enter into foreign currency transactions as a substitute for cash investments and for other investment purposes not involving hedging, including, without limitation, to exchange payments received in a foreign currency into U.S. dollars or in anticipation of settling a transaction that requires a Fund to deliver a foreign currency.
The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if ProShare Advisors’ predictions regarding the movement of foreign currency or securities markets prove inaccurate. Also, foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.
FORWARD CONTRACTS
A Fund may enter into forward contracts to attempt to gain exposure to an index or asset, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the other party a fixed price for an agreed-upon amount of an underlying asset or the cash value of the underlying asset at an agreed-upon date. Forward contracts that cannot be terminated in the ordinary course of business within seven days at approximately the amount at which a Fund has valued the asset may be considered to be illiquid for purposes of the Fund’s illiquid investment limitations. A Fund will not enter into a forward contract unless the Advisor believes that the other party to the transaction is creditworthy. The counterparty to any forward contract will typically be a major, global financial institution. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws and proceedings in the event of the counterparty’s bankruptcy or insolvency, which could affect the Fund’s rights as a creditor and ability to enforce the remedies provided in the applicable contract.
FORWARD CURRENCY CONTRACTS
A Fund may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Forward currency contracts are generally structured in one of two ways: (1) on a “non-deliverable” basis in cash settlement (i.e., the parties settle at termination in a single currency based on then-current exchange rates) or (2) by actual delivery of the relevant currency or currencies underlying the forward currency contract.
A Fund may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign currency instrument whose performance the manager is trying to duplicate. For example, investing in a combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to investing in a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.
For hedging purposes, a Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of a Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.
A Fund is not required to enter into forward currency contracts for hedging purposes. It is possible, under certain circumstances, that the Fund may have to limit its currency transactions to qualify as a “regulated investment company” (“RIC”) under the Internal Revenue Code. A Fund generally does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.
With respect to forward currency contracts entered into in connection with purchases or sales of securities, at or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating them to buy, on the same maturity date, the same amount of the currency. If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.
If a Fund engages in offsetting transactions, the Fund will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.
Because a Fund invests in cash instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. dollars. Although the Fund values its assets daily in U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers may realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.
Although forward currency contracts may be used by a Fund to try to manage currency exchange risks, unanticipated changes in currency exchange rates could result in poorer performance than if a Fund had not entered into these transactions. Even if ProShare Advisors correctly predicts currency exchange rate movements, a hedge could be unsuccessful if changes in the value of a Fund’s position do not correspond to changes in the value of the currency in which its investments are denominated. This lack of correlation between a Fund’s forwards and currency positions may be caused by differences between the futures and currency markets.
These transactions also involve the risk that a Fund may lose its margin deposits or collateral and may be unable to realize the positive value, if any, of its position if a counterparty with whom the Fund has an open forward position defaults or becomes bankrupt.
MASTER LIMITED PARTNERSHIPS
Each Fund may invest in master limited partnerships (“MLPs”), which are commonly treated as partnerships for U.S. federal income tax purposes and publicly traded on national securities exchanges. Such MLPs are limited by the Internal Revenue Code to apply to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as natural gas extraction and transportation. Some real estate enterprises may also qualify as MLPs.
Investments in common units of MLPs involve risks that differ from investments in common stock. Holders of common units of MLPs have the rights typically provided to limited partners in limited partnerships and, thus, may have limited control and limited voting rights as compared to holders of a corporation’s common shares. Holders of common units may be subject to conflicts of interest with the MLP’s general partner, including those arising from incentive distribution payments. MLPs may also have limited financial resources and units may be subject to cash flow and dilution risk. In addition, investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. Accordingly, MLPs may be subject to more erratic price movements because of the underlying assets they hold. Further, a Fund’s investment in MLPs subjects the Fund to the risks associated with the specific industry or industries in which the MLPs invest.
There are also tax risks associated with investments in MLPs. While there are benefits to MLPs that are treated as partnerships for federal income tax purposes, a change to current tax law or in the underlying business of a given MLP could result in the MLP being treated as a corporation for federal income tax purposes. If the MLP were treated as a corporation, the MLP would be required to pay federal income tax on its taxable income, which would reduce the amount of cash available for distribution by the MLP. In addition, because MLPs generally conduct business in multiple states, a Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying related taxes may adversely impact a Fund’s return.
Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in an MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
A Fund may invest in other investment companies, including exchange-traded funds (“ETFs”) and unit investment trusts (“UITs”), to the extent that such an investment would be consistent with the requirements of the 1940 Act. If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.
Because most ETFs are investment companies, absent reliance on Rule 12d1-4 under the 1940 Act, a Fund’s investments in such investment companies generally would be limited under applicable federal statutory provisions. Those provisions typically restrict a Fund’s investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. A Fund may invest in certain ETFs in excess of the statutory limit in reliance on Rule 12d1-4. Rule 12d1-4 outlines the requirements of Fund of Funds Agreements and specifies the responsibilities of the Board related to “fund of fund” arrangements.
REAL ESTATE INVESTMENT TRUSTS
A Fund may invest in real estate investment trusts (“REITs”). Equity REITs invest primarily in real property, while mortgage REITs invest in construction, development and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. U.S. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and failing to maintain exempt status under the 1940 Act.
SECURITIES AND INDEX OPTIONS
Each Fund may buy and write (sell) options on securities, indexes and other assets for the purpose of realizing its investment objective. Options may settle in cash or settle by a delivery of securities or other assets underlying the options.
Physically Settled Options
By buying a call option, a Fund has the right, in return for a premium paid during the term of the option, to buy the asset underlying the option at the exercise price. By writing (selling) a call option a Fund becomes obligated during the term of the option to sell the asset underlying the option at the exercise price if the option is exercised; conversely, by buying a put option, a Fund has the right, in return for a premium paid during the term of the option, to sell the asset underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the asset underlying the option at the exercise price if the option is exercised.
Cash-Settled Options
Cash-settled options give the holder (purchaser) of an option the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the value of the underlying asset (or closing level of the index, as the case may be) upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the level at which the exercise price of the option is set. The amount of cash received, if any, will be the difference between the value of the underlying asset (or closing price level of the index, as the case may be) and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.
Exercise of Options
During the term of an option on securities, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying asset against payment of the exercise price (or, in certain types of options, make a cash equivalent payment). This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying asset and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction.
Cleared Options
In the case of cleared options, in order to secure the obligation to deliver the underlying asset in the case of a call option, the writer of a call option is required to deposit in escrow the underlying asset or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), a clearing agency created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees performance by the other side of the transaction. Pursuant to relevant regulatory requirements, a Fund is required to agree in writing to be bound by the rules of the OCC. The principal reason for a Fund to write call options on assets held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying assets alone.
If a Fund that writes an option wishes to terminate the Fund’s obligation, the Fund may effect a “closing purchase transaction.” The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a Fund which is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put option. The Fund also will realize a gain if a call or put option which the Fund has written lapses unexercised, because the Fund would retain the premium.
Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a Fund. If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
Options Position Limits
Securities self-regulatory organizations (e.g., the exchanges and FINRA) have established limitations governing the maximum number of call or put options of certain types that may be bought or written (sold) by a single investor, whether acting alone or in concert with others. These position limits may restrict the number of listed options which a Fund may buy or sell. While a Fund is not directly subject to these rules, as a result of rules applicable to the broker-dealers with whom a Fund transacts in options, it is required to agree in writing to be bound by relevant position limits.
Index Options
Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying assets composing the index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular asset, whether a Fund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of prices for specific underlying assets generally or, in the case of certain indexes, in an industry or market segment.
INVESTMENT IN A SUBSIDIARY
Each of ProShares Short Solana ETF, ProShares Ultra Solana ETF, and ProShares UltraShort Solana ETF (each, a “Parent Fund”) intends to achieve commodity exposure through investment in the ProShares Cayman Short Solana Portfolio, ProShares Cayman Ultra Solana Portfolio, and ProShares Cayman UltraShort Solana Portfolio, respectively, each a wholly-owned subsidiary of its respective Parent Fund (each, a “Subsidiary”) organized under the laws of the Cayman Islands. Each Parent Fund’s investment in its respective Subsidiary is intended to provide such Parent Fund with exposure to commodity and financial markets in accordance with applicable rules and regulations. Each Subsidiary may invest in derivatives, including futures and other investments intended to serve as margin or collateral or otherwise support the Subsidiary’s derivatives positions. Neither Subsidiary is registered under the 1940 Act, and neither Subsidiary will have all of the protections offered to investors in RICs. The Board, however, has oversight responsibility for the investment activities of each Parent Fund, including its investment in its respective Subsidiary, and the Parent Fund’s role as the sole shareholder of the Subsidiary.
Changes in the laws of the United States and/or the Cayman Islands, under which the Parent Funds and the Subsidiaries are organized, respectively, could result in the inability of a Parent Fund and/or its respective Subsidiary to operate as described in this SAI and could negatively affect a Parent Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that a Subsidiary must pay Cayman Islands taxes, Parent Fund shareholders would likely suffer decreased investment returns. See “Taxation” below for more information.
The financial statements of each Subsidiary will be consolidated with its respective Parent Fund’s financial statements in the Parent Fund’s Form N-CSR filings.
SWAPS
General
A Fund may enter into swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset, or to hedge a position including in circumstances in which direct investment is restricted, impossible, or is otherwise impracticable. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on, or the increase/decrease in, value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index or group of securities.
Each Fund may enter into swaps to invest in a market without owning or taking physical custody of securities. For example, in one common type of total return swap, the Fund’s counterparty will agree to pay the Fund the rate at which the specified asset or indicator (e.g., an ETF, or securities comprising a benchmark index, plus the dividends or interest that would have been received on those assets) increased in value multiplied by the relevant notional amount of the swap. The Fund will agree to pay to the counterparty an interest fee (based on the notional amount) and the rate at which the specified asset or indicator decreased in value multiplied by the notional amount of the swap, plus, in certain instances, commissions or trading spreads on the notional amount.
As a result, the swap has a similar economic effect as if the Fund were to invest in the assets underlying the swap in an amount equal to the notional amount of the swap. The return to the Fund on such swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount. However, unlike cash investments in the underlying assets, the Fund will not be an owner of the underlying assets and will not have voting or similar rights in respect of such assets.
As a trading technique, ProShare Advisors may substitute physical securities with a swap having investment characteristics substantially similar to the underlying securities. A Fund may also enter into swaps that provide the opposite return of their benchmark or a security. Their operations are similar to that of the swaps discussed above except that the counterparty pays interest to each Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, each Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are often netted with any unrealized gain or loss to determine the value of the swap.
The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, a Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may deviate from the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index.
ProShare Advisors, under the supervision of the Board, is responsible for determining and monitoring the liquidity of each Fund’s transactions in swaps.
Common Types of Swaps
A Fund may enter into any of several types of swaps, including:
Total Return Swaps. Total return swaps may be used either as economically similar substitutes for owning the reference asset specified in the swap, such as the securities that comprise a given market index, particular securities or commodities, or other assets or indicators. They also may be used as a means of obtaining exposure in markets where the reference asset is unavailable or it may otherwise be impossible or impracticable for a Fund to own that asset. “Total return” refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of an interest rate. Total return swaps provide a Fund with the additional flexibility of gaining exposure to a market or sector index in a potentially more economical way
Interest Rate Swaps. Interest rate swaps, in their most basic form, involve the exchange by a Fund with another party of their respective commitments to pay or receive interest. For example, a Fund might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates. Despite their differences in form, the function of interest rate swaps is generally the same: to increase or decrease a Fund’s exposure to long- or short-term interest rates. For example, a Fund may enter into an interest rate swap to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.
Credit Default Swaps (“CDS”): A CDS generally references one or more debt securities or reference entities. The protection “buyer” in a CDS is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default in payments of interest or principal on bonds, has occurred in respect of the reference entity or assets. If a credit event occurs, the seller generally must pay the buyer: (a) the full notional value of the swap; or (b) the difference between the notional value of the defaulted reference entity and the recovery price/rate for the defaulted reference entity. CDS are designed to reflect changes in credit quality, including events of default.
Other Swaps. Other forms of swaps that a Fund may enter into include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Mechanics of a Fund’s Swaps
Payments. Most swaps entered into by a Fund (but generally not CDS) calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swaps, such as CDS, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of the reference entity.
A Fund’s current obligations under most swaps (e.g., total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to the Fund by the counterparty to the swap). However, typically no payments will be made until the settlement date.
Swaps that cannot be terminated in the ordinary course of business within seven days at approximately the amount a Fund has valued the asset may be considered to be illiquid for purposes of the Fund’s illiquid investment limitations.
Counterparty Credit Risk. A Fund will not enter into any uncleared swap (i.e., not cleared by a central counterparty) unless ProShare Advisors believes that the other party to the transaction is creditworthy. The counterparty to an uncleared swap will typically be a major global financial institution. A Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts and other transactions such as repurchase agreements or reverse repurchase agreements. A Fund’s ability to profit from these types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, a Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. A Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If a Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if a Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral, and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, a Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution’s authority, the financial institution’s liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of its securities and, if a Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, such Fund may also be similarly impacted.
Upon entering into a cleared swap, a Fund is required to deposit with its FCM an amount of cash or cash equivalents equal to a small percentage of the notional amount (this amount is subject to change by the FCM or clearing house through which the trade is cleared). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the cleared swap and is returned to a Fund upon termination of the swap, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin” to and from the broker will be made daily as the price of the swap fluctuates, making the long and short position in the swap contract more or less valuable, a process known as “marking-to-market.” The premium (discount) payments are built into the daily price of the swap and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.
A party to a cleared swap is subject to the credit risk of the clearing house and the FCM through which it holds its position. Credit risk of market participants with respect to cleared swaps is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. An FCM is generally obligated to segregate all funds received from customers with respect to cleared swap positions from the FCM’s proprietary assets. However, all funds and other property received by an FCM from its customers are generally held by the FCM on a commingled basis in an omnibus account, and the FCM may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of the Fund’s FCM, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the FCM’s customers for a relevant account class. Also, the FCM is required to transfer to the clearing house the amount of margin required by the clearing house for cleared swaps positions, which amounts are generally held in an omnibus account at the clearing house for all customers of the FCM. Regulations promulgated by the CFTC require that the FCM notify the clearing house of the amount of initial margin provided by the FCM to the clearing house that is attributable to each customer. However, if the FCM does not provide accurate reporting, a Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, if an FCM does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by an FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM.
Termination and Default Risk. Certain of each Fund’s swap agreements contain termination provisions that, among other things, require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value over specific periods of time, which may or may not be exclusive of redemptions. If the Fund were to trigger such provisions and have open derivative positions, at that time counterparties to the swaps could elect to terminate such agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant agreement.

Regulatory Margin
In recent years, regulators across the globe, including the CFTC and the U.S. banking regulators, have adopted margin requirements applicable to uncleared swaps. Uncleared swaps between a Fund and its counterparty are required to be marked-to-market on a daily basis, and collateral is required to be exchanged to account for any changes in the value of such swaps. The rules impose a number of requirements as to these exchanges of margin, including as to the timing of transfers, the type of collateral (and valuations for such collateral) and other matters that may be different than what a Fund would agree with its counterparty in the absence of such regulation. In all events, where a Fund is required to post collateral to its swap counterparty, such collateral will be posted to an independent bank custodian, where access to the collateral by the swap counterparty will generally not be permitted unless the relevant Fund is in default on its obligations to the swap counterparty.
In addition to the variation margin requirements, regulators have adopted “initial” margin requirements applicable to uncleared swaps. Where applicable, these rules require parties to an uncleared swap to post, to a custodian that is independent from the parties to the swap, collateral (in addition to any “variation margin” collateral noted above) in an amount that is either (i) specified in a schedule in the rules or (ii) calculated by the regulated party in accordance with a model that has been approved by that party’s regulator(s). From time to time, the initial margin rules may apply to certain Funds’ swap trading relationships. In the event that the rules apply to a Fund, they would impose significant costs on such a Fund’s ability to engage in uncleared swaps and, as such, could adversely affect ProShare Advisors’ ability to manage the Fund, may impair a Fund’s ability to achieve its investment objective and/or may result in reduced returns to the Fund’s investors.
Risks of Government Regulation of Derivatives
It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.
The regulation of derivatives markets in the U.S., the European Union (“E.U.”), the United Kingdom (“U.K.”) and other jurisdictions is an evolving area of law and continues to be subject to modification by government and judicial action. Legislative and regulatory reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), have resulted in increased regulation of derivatives, including clearing, margin, trade execution, reporting, recordkeeping and registration requirements. Derivatives regulations could, among other things, restrict a Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to the Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and the Fund may as a result be unable to execute its investment strategies in a manner that ProShare Advisors might otherwise choose. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies.
Also, as described above, in the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies could be stayed or eliminated under special resolution regimes adopted in the United States, the EU, the U.K. and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit a Fund from exercising termination rights based on the financial institution’s insolvency. In particular, in the EU and the U.K., governmental authorities could reduce, eliminate or convert to equity the liabilities to a Fund of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).
In addition, the SEC has adopted Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments (e.g., reverse repurchase agreements). The rule, among other things, limits derivatives exposure through one of two value-at-risk tests and requires registered investment companies to adopt and implement a derivatives risk management program. Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule.
These and future rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement for certain swaps has increased the costs of derivatives transactions for a Fund, since a Fund has to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions may increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. The full impact of these regulations on a Fund and the financial system are not yet known. While the regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the mechanisms imposed under the regulations will achieve that result, and in the meantime, as noted above, central clearing, minimum margin requirements and related requirements expose a Fund to different kinds of risks and costs.
Regulations adopted by global prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many repurchase agreements, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, take foreclosure action, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing repurchase agreements and purchase and sale contracts or to realize amounts to be received under such agreements.
BORROWING
Each Fund may borrow money for cash management purposes or investment purposes. Borrowing for investment is a form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will fluctuate more when the Fund is leveraging its investments than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Consistent with the requirements of the 1940 Act, each Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including weekends and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, each Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each Fund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. Each Fund is authorized to pledge portfolio securities as ProShare Advisors deems appropriate in connection with any borrowings.
In addition, each Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. Subject to compliance with the conditions of Rule 18f-4 under the 1940 Act, each Fund’s obligations under such transactions will not be considered indebtedness for purposes of computing asset coverage.

Under Rule 18f-4, a Fund’s trading of derivatives and other transactions that create future payment or delivery obligations is subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund satisfies a “limited derivatives users” exception that is included in the final rule. Under the rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating a Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding the use of securities lending collateral that may limit a Fund’s securities lending activities. In addition, under the rule, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.
CASH RESERVES
In seeking to achieve its investment objective, as a cash reserve, for liquidity purposes, or as cover for positions it has taken, each Fund may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.
SHORT SALES
A Fund may engage in short sale transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends it receives, or interest which accrues, during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.
A Fund may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a Fund is borrowed and sold short.
A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of the premium, dividends or interest a Fund may be required to pay, if any, in connection with a short sale.
The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on new or increases in short sales of certain securities or other short positions on such securities acquired through swaps, in response to market events. Bans on short selling and such short positions may make it impossible for a Fund to execute certain investment strategies and a Fund may be unable to execute its investment strategies as a result. The SEC has also adopted new rules that require investment managers to file monthly confidential reports with the SEC regarding equity short sales and related activity. Under the new rules, the SEC will publicly disclose aggregated short position information on a monthly basis. In addition, other non-U.S. jurisdictions (such as the EU and the UK) where the Fund may trade have reporting requirements. If the Fund’s short positions or its strategy become generally known, it could have a significant effect on the Investment Manager’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by the Fund forcing the Fund to cover its positions at a loss. Such reporting requirements also may limit the Investment Manager’s ability to access management and other personnel at certain companies where the Investment Manager seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy.
REPURCHASE AGREEMENTS
Each Fund may enter into repurchase agreements with financial institutions in pursuit of its investment objectives, or for liquidity purposes. Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. Each Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major global financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with a Fund will be monitored by ProShare Advisors. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of each Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s total net assets. The investments of each Fund in repurchase agreements at times may be substantial when, in the view of ProShare Advisors, liquidity, investment, regulatory, or other considerations so warrant.
REVERSE REPURCHASE AGREEMENTS
Each Fund may enter into reverse repurchase agreements as part of its investment strategy, which may be viewed as a form of borrowing. Reverse repurchase agreements involve sales by a Fund of portfolio assets for cash concurrently with an agreement by the Fund to repurchase those same assets at a later date at a fixed price. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while a Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and a Fund intends to use the reverse repurchase technique only when it will be to the Fund’s advantage to do so.
As discussed above, the SEC has finalized new rules with the effect of requiring the central clearing of certain repurchase transactions involving U.S. Treasuries. Historically, such transactions have not been required to be cleared and voluntary clearing of such transactions has generally been limited. The new clearing requirements could make it more difficult for a Fund to execute certain investment strategies.
In addition, as discussed above, the SEC has adopted Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments (e.g., reverse repurchase agreements). Pursuant to the rule, whenever a Fund enters into a reverse repurchase agreement, it will either: (i) be consistent with Section 18 of the Act and maintain asset coverage of at least 300% of the value of the repurchase agreement; or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the value-at-risk-based limit on leverage risk.
CYBERSECURITY
With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, each Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches of the Advisor or a Fund’s third-party service provider (including, but not limited to, index providers, the custodian and any sub-custodian, the distributor, the administrator and transfer agent), counterparty or the issuers of securities in which each Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. While each Fund has established business continuity plans and systems to prevent such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified and new risks may emerge in the future. The use of cloud-based service providers could heighten or change these risks. In addition, work-from-home arrangements by the Advisor or each Fund’s service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Advisor, each Fund or its service providers susceptible to operational disruptions, any of which could adversely impact their operations. Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. Furthermore, a Fund cannot control the cyber security plans and systems put in place by issuers in which a Fund invests.
MANAGEMENT
There may be circumstances outside the control of ProShare Advisors, the Trust, the Administrator (as defined below), the transfer agent, the Custodian (as defined below), any sub-custodian, the Distributor (as defined below), and/or a Fund that make it, for all practical purposes, impossible to re-position such Fund and/or to process a purchase or redemption order. Examples of such circumstances include: natural disasters; public service disruptions or utility problems such as those caused by fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the aforementioned parties, as well as the DTC, the NSCC, or any other participant in the purchase process; and similar extraordinary events. Accordingly, while ProShare Advisors has implemented and tested a business continuity plan that transfers functions of any disrupted facility to another location and has effected a disaster recovery plan, circumstances, such as those above, may prevent a Fund from being operated in a manner consistent with its investment objective and/or principal investment strategies.
NON-DIVERSIFIED STATUS
Each Fund, except for the Diversified Funds, is a “non-diversified” series of the Trust. A Fund’s classification as a “non-diversified” investment company means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Notwithstanding each Fund’s status as a “non-diversified” investment company under the 1940 Act, each Fund intends to qualify as a RIC accorded special tax treatment under the Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act. A Fund’s ability to pursue its investment strategy may be limited by that Fund’s intention to qualify as a RIC and its strategy may bear adversely on its ability to so qualify. For more details, see “Taxation” below. With respect to a “non-diversified” Fund, a relatively high percentage of such a Fund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company.
MARKET DISRUPTION AND GEOPOLITICAL RISK
War, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural/environmental disasters, bank failures, market manipulations, economic uncertainty, and related geopolitical events, such as sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. For example, the U.S. has imposed economic sanctions, which consist of asset freezes, restrictions on dealings in debt and equity, and certain industry-specific restrictions. These sanctions, any additional sanctions or intergovernmental actions, or even the threat of further sanctions, may result in a decline of the value and liquidity of securities in affected countries, a weakening of the affected countries’ currencies or other adverse consequences to their respective economies. Sanctions impair the ability of a Fund to buy, sell, receive or deliver those securities and/or assets that are within the scope of the sanctions.
TRADE DISPUTES
Global economies are interdependent and may be adversely affected by trade disputes with key trading partners and escalating tariffs imposed on goods and services produced by such countries. To the extent a country engages in retaliatory tariffs, a company that relies on imported parts to produce its own goods may experience increased costs of production or reduced profitability, which may affect consumers, investors and the domestic economy. Trade disputes and retaliatory actions may include embargoes and other trade limitations, which may trigger a significant reduction in international trade and impact the global economy. Trade disputes may also lead to increased currency exchange rate volatility, which can adversely affect the prices of the Fund securities valued in U.S. dollars. Trade disputes could also negatively affect investor confidence in the markets generally and investment growth and could contribute to volatility or overall declines in the U.S. and global investment markets.
SECURITIES LENDING
Each Fund may lend securities to brokers, dealers and financial organizations in exchange for collateral in the amount of at least 102% of the value of U.S. dollar-denominated securities loaned or at least 105% of the value of non-U.S. dollar-denominated securities loaned, marked to market daily. Each loan will be secured continuously by collateral in the form of cash, Money Market Instruments or U.S. Government securities. When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the reinvestment of the cash collateral. Any cash collateral received by the Fund in connection with these loans may be reinvested in a variety of short-term investments. A Fund may incur fees and expenses in connection with the reinvestment of cash collateral. For loans collateralized by cash, borrowers may be entitled to receive a fee based on the amount of collateral. A Fund is typically compensated by the difference between the amount earned on the reinvestment of cash collateral and any fees paid to the borrower. Although voting and other rights attendant to securities on loan pass to the borrower, such loans may be recalled so that the securities may be voted by the Fund if a material event affecting the Fund’s investment in the securities on loan is to occur. Loans are subject to termination by the Fund or the borrower at any time. Not all Funds may participate in securities lending at any given time. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the particular Fund exceeds one-third of the value of such Fund’s total assets (including the value of the collateral received).
Securities lending involves exposure to certain risks, including “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and any fees a Fund has agreed to pay a borrower), operational risk (i.e., the risk of losses resulting from problems in the settlement and the accounting process), legal, counterparty and credit risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market. A Fund could lose money if its short-term reinvestment of the collateral declines in value over the period of the loan.
The SEC has adopted reporting requirements for securities loans which include the public dissemination of certain information about such loans. These reporting requirements may negatively impact a Fund’s ability to execute certain of its investment strategies.
WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
Each Fund, from time to time, in the ordinary course of business, may (subject in some cases to certain regulatory requirements) purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place a number of days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed- delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.
ILLIQUID SECURITIES
Each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the 1933 Act, but which can be sold to qualified institutional buyers under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of the Fund’s net assets in illiquid securities. Securities generally will be considered “illiquid” if the Fund reasonably expects the security cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when ProShare Advisors considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than the sale of securities that are not illiquid. Illiquid securities may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on NAV.
The SEC has adopted Rule 22e-4 under the 1940 Act, which requires each Fund to adopt a liquidity risk management program to assess and manage its liquidity risk. Under its program, a Fund will be required to classify its investments into specific liquidity categories and monitor compliance with limits on investments in illiquid securities. Each Fund does not expect Rule 22e-4 to have a significant effect on investment operations. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and it may not reduce the liquidity risk inherent in a Fund’s investments.
Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a Fund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Board of Trustees has delegated this responsibility for determining the liquidity of Rule 144A restricted securities that may be invested in by a Fund to ProShare Advisors. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security that was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such an event, appropriate remedies will be considered in order to minimize the effect on the Fund’s liquidity.
PORTFOLIO TURNOVER
Each Fund’s portfolio turnover rate, to a great extent, will depend on the purchase, redemption and exchange activity of the Fund’s investors. A Fund’s portfolio turnover may vary from year to year, as well as within a year. The nature of a Fund may cause a Fund to experience substantial differences in brokerage commissions from year to year. The overall reasonableness of brokerage commissions is evaluated by ProShare Advisors based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. High portfolio turnover and correspondingly greater brokerage commissions depend, to a great extent, on the purchase, redemption, and exchange activity of a Fund’s investors, as well as each Fund’s investment objective and strategies. Consequently, it is difficult to estimate what each Fund’s actual portfolio turnover rate will be in the future. However, it is expected that the portfolio turnover experienced by a Fund from year to year, as well as within a year, may be substantial. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by a Fund. In addition, a Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including swap agreements, options and futures contracts in which a Fund invests, are excluded from the calculation of Portfolio Turnover Rate for each Fund.
SPECIAL CONSIDERATIONS
To the extent discussed herein and in each Fund’s Prospectus, each Fund presents certain risks, some of which are further described below.
TRACKING AND CORRELATION
Several factors may affect a Fund’s ability to achieve a high degree of correlation with its benchmark. Among these factors are: (i) a Fund’s fees and expenses, including brokerage (which may be increased by high portfolio turnover) and the costs associated with the use of derivatives; (ii) less than all of the securities underlying a Fund’s benchmark being held by the Fund and/or securities not included in its benchmark being held by a Fund; (iii) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts, and the performance of the underlying securities in a benchmark; (iv) bid-ask spreads (the effect of which may be increased by portfolio turnover); (v) holding instruments traded in a market that has become illiquid or disrupted; (vi) a Fund’s share prices being rounded to the nearest cent; (vii) changes to the benchmark that are not disseminated in advance; (viii) the need to conform a Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (ix) limit-up or limit-down trading halts on options or futures contracts which may prevent a Fund from purchasing or selling options or futures contracts; (x) early and unanticipated closings of the markets on which the holdings of a Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions; and (xi) fluctuations in currency exchange rates.
Also, because each Fund engages in daily rebalancing to position its portfolio so that its exposure to its index is consistent with the Fund’s daily investment objective, disparities between estimated and actual purchases and redemptions of the Fund may cause the Fund to be under- or overexposed to its benchmark. This may result in greater tracking and correlation error.
Furthermore, each Geared Fund has an investment objective to seek daily investment results, before fees and expenses, that correspond to the performance of the inverse (-1x), multiple (2x), or inverse multiple (-2x) of the daily performance of an index for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its NAV to the time of the Fund’s next NAV calculation. A Geared Fund is subject to the correlation risks described above. In addition, while a close correlation of a Fund to its benchmark may be achieved on any single day, the Fund’s performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount and possibly even direction from the inverse (-1x), multiple (2x), or inverse multiple (-2x) of the daily return of the Fund’s index for the same period, before accounting for fees and expenses, as further described in the Prospectus and below.
LEVERAGE
Each Geared Fund intends to use, on a regular basis, leveraged investment techniques in pursuing its investment objective. Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the Fund’s assets. Utilization of leverage involves special risks and should be considered to be speculative. Specifically, leverage creates the potential for greater gains to Fund shareholders during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage is likely to cause higher volatility of the NAVs of a Fund’s Shares. Leverage may also involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the Fund to pay interest which would decrease the Fund’s total return to shareholders. If a Geared Fund achieves its investment objective during adverse market conditions, shareholders should experience a loss greater than they would have incurred had the Fund not been leveraged.
SPECIAL NOTE REGARDING THE CORRELATION RISKS OF GEARED FUNDS
As a result of compounding, for periods greater than one day, the use of leverage tends to cause the performance of a Fund to vary from its benchmark performance times the stated multiple or inverse multiple in the Fund’s investment objective, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on the Geared Funds. Four factors significantly affect how close daily compounded returns are to longer-term benchmark returns times the fund’s multiple: the length of the holding period, benchmark volatility, whether the multiple is positive or inverse, and its leverage level. Longer holding periods, higher benchmark volatility, inverse exposure and greater leverage each can lead to returns that differ in amount, and possibly even direction, from a Geared Fund’s stated multiple times its benchmark return. As the tables below show, particularly during periods of higher benchmark volatility, compounding will cause longer term results to vary from the benchmark performance times the stated multiple in the Fund’s investment objective. This effect becomes more pronounced as volatility increases.
A Geared Fund’s return for periods longer than one day is primarily a function of the following:

a) benchmark performance;
b) benchmark volatility;
c) period of time;
d) financing rates associated with leverage or inverse exposure;
e) other Fund expenses;
f) dividends or interest paid with respect to securities included in the benchmark; and
g) daily rebalancing of the underlying portfolio.
The fund performance for a Geared Fund can be estimated given any set of assumptions for the factors described above. The tables on the following pages illustrate the impact of two factors, benchmark volatility and benchmark performance, on a Geared Fund. Benchmark volatility is a statistical measure of the magnitude of fluctuations in the returns of a benchmark and is calculated as the standard deviation of the natural logarithm of one plus the benchmark return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated Fund returns for a number of combinations of benchmark performance and benchmark volatility over a one-year period. Assumptions used in the tables include: (a) no dividends paid with respect to securities included in the underlying benchmark; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage or inverse exposure) of zero percent. If Fund expenses and/or actual borrowing/lending rates were reflected, the Fund’s performance would be different than shown.
For more information, including additional graphs demonstrating the effects of Index volatility with reference to the historic price volatility of Solana (SOL), see “Holding Period Risk” in each Fund’s Summary Prospectus. The price of Solana (SOL) has historically been highly volatile, even as compared to other digital assets. Trading prices of Solana (SOL) and other digital assets have experienced significant volatility in recent periods and may continue to do so. Such volatility may persist.
Estimated Fund Return Over One Year When the Fund’s Investment Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to the Inverse (-1x) of the Daily Performance of an Index.
The table below shows a performance example of a Fund that has an investment objective to correspond to the inverse (-1x) of the daily performance of an index. In the chart below, areas shaded lighter represent those scenarios where a Fund will return the same or outperform (i.e., return more than) the index performance; conversely, areas shaded darker represent those scenarios where a Fund will underperform (i.e., return less than) the index performance.

One Year Index Performance	Inverse (-1x) of One Year Index Performance	Index Volatility
		5%	20%	40%	60%	80%	100%	120%	140%	160%	180%	200%
-90%	90%	897.5%	860.8%	752.1%	597.7%	427.3%	267.9%	136.9%	40.9%	-22.7%	-60.8%	-81.7%
-80%	80%	398.8%	380.4%	326.1%	248.8%	163.6%	83.9%	18.5%	-29.6%	-61.3%	-80.4%	-90.8%
-70%	70%	232.5%	220.3%	184.0%	132.6%	75.8%	22.6%	-21.0%	-53.0%	-74.2%	-86.9%	-93.9%
-60%	60%	149.4%	140.2%	113.0%	74.4%	31.8%	-8.0%	-40.8%	-64.8%	-80.7%	-90.2%	-95.4%
-50%	50%	99.5%	92.2%	70.4%	39.5%	5.5%	-26.4%	-52.6%	-71.8%	-84.5%	-92.2%	-96.3%
-40%	40%	66.3%	60.1%	42.0%	16.3%	-12.1%	-38.7%	-60.5%	-76.5%	-87.1%	-93.5%	-96.9%
-30%	30%	42.5%	37.3%	21.7%	-0.3%	-24.7%	-47.4%	-66.2%	-79.9%	-89.0%	-94.4%	-97.4%
-20%	20%	24.7%	20.1%	6.5%	-12.8%	-34.1%	-54.0%	-70.4%	-82.4%	-90.3%	-95.1%	-97.7%
-10%	10%	10.8%	6.8%	-5.3%	-22.5%	-41.4%	-59.1%	-73.7%	-84.3%	-91.4%	-95.6%	-98.0%
0%	0%	-0.2%	-3.9%	-14.8%	-30.2%	-47.3%	-63.2%	-76.3%	-85.9%	-92.3%	-96.1%	-98.2%
10%	-10%	-9.3%	-12.7%	-22.5%	-36.6%	-52.1%	-66.6%	-78.5%	-87.2%	-93.0%	-96.4%	-98.3%
20%	-20%	-16.9%	-19.9%	-29.0%	-41.9%	-56.1%	-69.3%	-80.3%	-88.3%	-93.6%	-96.7%	-98.5%
30%	-30%	-23.3%	-26.1%	-34.5%	-46.3%	-59.4%	-71.7%	-81.8%	-89.2%	-94.1%	-97.0%	-98.6%
40%	-40%	-28.7%	-31.4%	-39.1%	-50.2%	-62.3%	-73.7%	-83.1%	-89.9%	-94.5%	-97.2%	-98.7%
50%	-50%	-33.5%	-35.9%	-43.2%	-53.5%	-64.8%	-75.5%	-84.2%	-90.6%	-94.8%	-97.4%	-98.8%
60%	-60%	-37.7%	-40.0%	-46.7%	-56.4%	-67.0%	-77.0%	-85.2%	-91.2%	-95.2%	-97.6%	-98.9%
70%	-70%	-41.3%	-43.5%	-49.9%	-59.0%	-69.0%	-78.4%	-86.1%	-91.7%	-95.5%	-97.7%	-98.9%
80%	-80%	-44.6%	-46.6%	-52.7%	-61.2%	-70.7%	-79.6%	-86.8%	-92.2%	-95.7%	-97.8%	-99.0%
90%	-90%	-47.5%	-49.4%	-55.2%	-63.3%	-72.2%	-80.6%	-87.5%	-92.6%	-95.9%	-97.9%	-99.0%
100%	-100%	-50.1%	-52.0%	-57.4%	-65.1%	-73.6%	-81.6%	-88.2%	-93.0%	-96.1%	-98.0%	-99.1%
110%	-110%	-52.5%	-54.2%	-59.4%	-66.8%	-74.9%	-82.5%	-88.7%	-93.3%	-96.3%	-98.1%	-99.1%
120%	-120%	-54.7%	-56.3%	-61.3%	-68.3%	-76.0%	-83.3%	-89.2%	-93.6%	-96.5%	-98.2%	-99.2%
130%	-130%	-56.6%	-58.2%	-63.0%	-69.7%	-77.1%	-84.0%	-89.7%	-93.9%	-96.6%	-98.3%	-99.2%
140%	-140%	-58.4%	-60.0%	-64.5%	-70.9%	-78.0%	-84.7%	-90.1%	-94.1%	-96.8%	-98.4%	-99.2%
150%	-150%	-60.1%	-61.6%	-65.9%	-72.1%	-78.9%	-85.3%	-90.5%	-94.4%	-96.9%	-98.4%	-99.3%
160%	-160%	-61.6%	-63.0%	-67.2%	-73.2%	-79.7%	-85.9%	-90.9%	-94.6%	-97.0%	-98.5%	-99.3%
170%	-170%	-63.1%	-64.4%	-68.4%	-74.2%	-80.5%	-86.4%	-91.2%	-94.8%	-97.1%	-98.5%	-99.3%
180%	-180%	-64.4%	-65.7%	-69.6%	-75.1%	-81.2%	-86.9%	-91.5%	-95.0%	-97.2%	-98.6%	-99.3%
190%	-190%	-65.6%	-66.9%	-70.6%	-75.9%	-81.8%	-87.3%	-91.8%	-95.1%	-97.3%	-98.6%	-99.4%
200%	-200%	-66.7%	-68.0%	-71.6%	-76.7%	-82.4%	-87.7%	-92.1%	-95.3%	-97.4%	-98.7%	-99.4%
210%	-210%	-67.8%	-69.0%	-72.5%	-77.5%	-83.0%	-88.1%	-92.4%	-95.5%	-97.5%	-98.7%	-99.4%
220%	-220%	-68.8%	-70.0%	-73.4%	-78.2%	-83.5%	-88.5%	-92.6%	-95.6%	-97.6%	-98.8%	-99.4%
230%	-230%	-69.8%	-70.9%	-74.2%	-78.9%	-84.0%	-88.9%	-92.8%	-95.7%	-97.7%	-98.8%	-99.4%
240%	-240%	-70.7%	-71.7%	-74.9%	-79.5%	-84.5%	-89.2%	-93.0%	-95.9%	-97.7%	-98.8%	-99.5%
250%	-250%	-71.5%	-72.5%	-75.7%	-80.1%	-84.9%	-89.5%	-93.2%	-96.0%	-97.8%	-98.9%	-99.5%
260%	-260%	-72.3%	-73.3%	-76.3%	-80.6%	-85.4%	-89.8%	-93.4%	-96.1%	-97.9%	-98.9%	-99.5%
270%	-270%	-73.0%	-74.0%	-77.0%	-81.1%	-85.7%	-90.1%	-93.6%	-96.2%	-97.9%	-98.9%	-99.5%
280%	-280%	-73.7%	-74.7%	-77.6%	-81.6%	-86.1%	-90.3%	-93.8%	-96.3%	-98.0%	-99.0%	-99.5%
290%	-290%	-74.4%	-75.4%	-78.2%	-82.1%	-86.5%	-90.6%	-93.9%	-96.4%	-98.0%	-99.0%	-99.5%
300%	-300%	-75.1%	-76.0%	-78.7%	-82.6%	-86.8%	-90.8%	-94.1%	-96.5%	-98.1%	-99.0%	-99.5%
310%	-310%	-75.7%	-76.6%	-79.2%	-83.0%	-87.1%	-91.0%	-94.2%	-96.6%	-98.1%	-99.0%	-99.6%
320%	-320%	-76.2%	-77.1%	-79.7%	-83.4%	-87.4%	-91.2%	-94.4%	-96.6%	-98.2%	-99.1%	-99.6%
330%	-330%	-76.8%	-77.7%	-80.2%	-83.8%	-87.7%	-91.4%	-94.5%	-96.7%	-98.2%	-99.1%	-99.6%

Estimated Fund Return Over One Year When the Fund’s Investment Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to Two Times (2x) the Daily Performance of an Index.
The tables below shows performance examples of a Fund that has investment objective to correspond to two times (2x) and two times the inverse (-2x) of, respectively, the daily performance of an index. In the charts below, areas shaded lighter represent those scenarios where a Fund will return the same or outperform (i.e., return more than) the index performance times the stated multiple in the Fund’s investment objective; conversely areas shaded darker represent those scenarios where the Fund will underperform (i.e., return less than) the index performance times the stated multiple in the Fund’s investment objective.

One Year Index Performance	Two Times (2x) One Year Index Performance	Index Volatility
		5%	20%	40%	60%	80%	100%	120%	140%	160%	180%	200%
-90%	-180%	-99.0%	-99.0%	-99.1%	-99.3%	-99.5%	-99.6%	-99.8%	-99.9%	-99.9%	-100.0%	-100.0%
-80%	-160%	-96.0%	-96.2%	-96.6%	-97.2%	-97.9%	-98.5%	-99.1%	-99.4%	-99.7%	-99.8%	-99.9%
-70%	-140%	-91.0%	-91.4%	-92.3%	-93.7%	-95.3%	-96.7%	-97.9%	-98.7%	-99.3%	-99.6%	-99.8%
-60%	-120%	-84.0%	-84.6%	-86.4%	-88.8%	-91.6%	-94.1%	-96.2%	-97.7%	-98.8%	-99.4%	-99.7%
-50%	-100%	-75.1%	-76.0%	-78.7%	-82.6%	-86.8%	-90.8%	-94.1%	-96.5%	-98.1%	-99.0%	-99.5%
-40%	-80%	-64.1%	-65.4%	-69.3%	-74.9%	-81.0%	-86.8%	-91.5%	-94.9%	-97.2%	-98.6%	-99.3%
-30%	-60%	-51.1%	-52.9%	-58.2%	-65.8%	-74.2%	-82.0%	-88.4%	-93.1%	-96.2%	-98.1%	-99.1%
-20%	-40%	-36.2%	-38.5%	-45.5%	-55.3%	-66.3%	-76.5%	-84.8%	-91.0%	-95.1%	-97.5%	-98.8%
-10%	-20%	-19.2%	-22.2%	-31.0%	-43.5%	-57.3%	-70.2%	-80.8%	-88.6%	-93.7%	-96.8%	-98.5%
0%	0%	-0.2%	-3.9%	-14.8%	-30.2%	-47.3%	-63.2%	-76.3%	-85.9%	-92.3%	-96.1%	-98.2%
10%	20%	20.7%	16.3%	3.1%	-15.6%	-36.2%	-55.5%	-71.3%	-83.0%	-90.6%	-95.3%	-97.8%
20%	40%	43.6%	38.4%	22.7%	0.5%	-24.1%	-47.0%	-65.9%	-79.7%	-88.9%	-94.4%	-97.4%
30%	60%	68.6%	62.4%	44.0%	17.9%	-10.9%	-37.8%	-60.0%	-76.2%	-86.9%	-93.4%	-96.9%
40%	80%	95.5%	88.3%	67.0%	36.7%	3.3%	-27.9%	-53.6%	-72.4%	-84.8%	-92.3%	-96.4%
50%	100%	124.4%	116.2%	91.7%	57.0%	18.6%	-17.2%	-46.7%	-68.3%	-82.6%	-91.2%	-95.9%
60%	120%	155.4%	146.0%	118.1%	78.6%	35.0%	-5.8%	-39.3%	-63.9%	-80.2%	-90.0%	-95.3%
70%	140%	188.3%	177.7%	146.3%	101.6%	52.4%	6.3%	-31.5%	-59.3%	-77.7%	-88.7%	-94.7%
80%	160%	223.2%	211.3%	176.1%	126.0%	70.8%	19.2%	-23.2%	-54.4%	-75.0%	-87.3%	-94.1%
90%	180%	260.1%	246.8%	207.6%	151.9%	90.4%	32.8%	-14.5%	-49.2%	-72.1%	-85.9%	-93.4%
100%	200%	299.0%	284.3%	240.9%	179.1%	110.9%	47.2%	-5.2%	-43.7%	-69.1%	-84.3%	-92.7%
110%	220%	339.9%	323.7%	275.8%	207.7%	132.5%	62.2%	4.5%	-37.9%	-65.9%	-82.7%	-91.9%
120%	240%	382.8%	365.0%	312.4%	237.7%	155.2%	78.1%	14.7%	-31.8%	-62.6%	-81.0%	-91.1%
130%	260%	427.7%	408.3%	350.8%	269.1%	178.9%	94.6%	25.3%	-25.5%	-59.1%	-79.3%	-90.3%
140%	280%	474.6%	453.4%	390.8%	301.9%	203.7%	111.9%	36.5%	-18.9%	-55.5%	-77.4%	-89.5%
150%	300%	523.4%	500.5%	432.6%	336.0%	229.6%	129.9%	48.1%	-12.0%	-51.7%	-75.5%	-88.6%
160%	320%	574.3%	549.5%	476.0%	371.6%	256.4%	148.7%	60.2%	-4.8%	-47.7%	-73.5%	-87.6%
170%	340%	627.2%	600.4%	521.2%	408.6%	284.4%	168.2%	72.7%	2.7%	-43.6%	-71.4%	-86.6%
180%	360%	682.0%	653.3%	568.1%	447.0%	313.4%	188.4%	85.8%	10.4%	-39.4%	-69.3%	-85.6%
190%	380%	738.9%	708.0%	616.7%	486.7%	343.5%	209.4%	99.3%	18.5%	-35.0%	-67.1%	-84.6%
200%	400%	797.8%	764.7%	666.9%	527.9%	374.6%	231.1%	113.2%	26.8%	-30.4%	-64.8%	-83.5%
210%	420%	858.6%	823.3%	718.9%	570.5%	406.7%	253.5%	127.7%	35.4%	-25.7%	-62.4%	-82.4%
220%	440%	921.4%	883.8%	772.6%	614.4%	439.9%	276.7%	142.6%	44.2%	-20.8%	-59.9%	-81.2%
230%	460%	986.3%	946.3%	828.0%	659.8%	474.2%	300.6%	158.0%	53.4%	-15.8%	-57.4%	-80.1%
240%	480%	1053.1%	1010.7%	885.1%	706.5%	509.6%	325.3%	173.9%	62.8%	-10.6%	-54.7%	-78.8%
250%	500%	1121.9%	1077.0%	943.9%	754.7%	545.9%	350.7%	190.2%	72.6%	-5.3%	-52.0%	-77.6%
260%	520%	1192.8%	1145.2%	1004.4%	804.2%	583.4%	376.8%	207.1%	82.6%	0.2%	-49.2%	-76.3%
270%	540%	1265.6%	1215.3%	1066.6%	855.1%	621.9%	403.6%	224.4%	92.8%	5.8%	-46.4%	-74.9%
280%	560%	1340.4%	1287.4%	1130.5%	907.4%	661.4%	431.2%	242.1%	103.4%	11.6%	-43.4%	-73.6%
290%	580%	1417.2%	1361.4%	1196.1%	961.2%	702.0%	459.5%	260.4%	114.2%	17.6%	-40.4%	-72.1%
300%	600%	1496.0%	1437.3%	1263.4%	1016.3%	743.7%	488.6%	279.1%	125.4%	23.7%	-37.3%	-70.7%
310%	620%	1576.8%	1515.1%	1332.5%	1072.8%	786.4%	518.4%	298.3%	136.8%	29.9%	-34.2%	-69.2%
320%	640%	1659.6%	1594.8%	1403.2%	1130.7%	830.1%	548.9%	317.9%	148.5%	36.4%	-30.9%	-67.7%
330%	660%	1744.4%	1676.5%	1475.6%	1190.0%	875.0%	580.2%	338.1%	160.4%	42.9%	-27.6%	-66.1%

Estimated Fund Return Over One Year When the Fund’s Investment Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to Two Times the Inverse (-2x) of the Daily Performance of an Index.
One Year Index Performance	Two Times the Inverse (-2x) of One Year Index Performance	Index Volatility
		5%	20%	40%	60%	80%	100%	120%	140%	160%	180%	200%
-90%	180%	9825.3%	8769.2%	6087.8%	3296.0%	1366.1%	397.9%	33.0%	-72.1%	-95.4%	-99.4%	-99.9%
-80%	160%	2381.3%	2117.3%	1447.0%	749.0%	266.5%	24.5%	-66.8%	-93.0%	-98.8%	-99.8%	-100.0%
-70%	140%	1002.8%	885.5%	587.5%	277.3%	62.9%	-44.7%	-85.2%	-96.9%	-99.5%	-99.9%	-100.0%
-60%	120%	520.3%	454.3%	286.7%	112.2%	-8.4%	-68.9%	-91.7%	-98.3%	-99.7%	-100.0%	-100.0%
-50%	100%	297.0%	254.8%	147.5%	35.8%	-41.4%	-80.1%	-94.7%	-98.9%	-99.8%	-100.0%	-100.0%
-40%	80%	175.7%	146.4%	71.9%	-5.7%	-59.3%	-86.2%	-96.3%	-99.2%	-99.9%	-100.0%	-100.0%
-30%	60%	102.6%	81.0%	26.3%	-30.7%	-70.1%	-89.8%	-97.3%	-99.4%	-99.9%	-100.0%	-100.0%
-20%	40%	55.1%	38.6%	-3.3%	-46.9%	-77.1%	-92.2%	-97.9%	-99.6%	-99.9%	-100.0%	-100.0%
-10%	20%	22.5%	9.5%	-23.6%	-58.1%	-81.9%	-93.9%	-98.4%	-99.7%	-99.9%	-100.0%	-100.0%
0%	0%	-0.7%	-11.3%	-38.1%	-66.0%	-85.3%	-95.0%	-98.7%	-99.7%	-100.0%	-100.0%	-100.0%
10%	-20%	-18.0%	-26.7%	-48.9%	-71.9%	-87.9%	-95.9%	-98.9%	-99.8%	-100.0%	-100.0%	-100.0%
20%	-40%	-31.1%	-38.4%	-57.0%	-76.4%	-89.8%	-96.5%	-99.1%	-99.8%	-100.0%	-100.0%	-100.0%
30%	-60%	-41.3%	-47.5%	-63.4%	-79.9%	-91.3%	-97.1%	-99.2%	-99.8%	-100.0%	-100.0%	-100.0%
40%	-80%	-49.4%	-54.7%	-68.4%	-82.7%	-92.5%	-97.5%	-99.3%	-99.9%	-100.0%	-100.0%	-100.0%
50%	-100%	-55.9%	-60.6%	-72.5%	-84.9%	-93.5%	-97.8%	-99.4%	-99.9%	-100.0%	-100.0%	-100.0%
60%	-120%	-61.2%	-65.4%	-75.8%	-86.7%	-94.3%	-98.1%	-99.5%	-99.9%	-100.0%	-100.0%	-100.0%
70%	-140%	-65.7%	-69.3%	-78.6%	-88.2%	-94.9%	-98.3%	-99.5%	-99.9%	-100.0%	-100.0%	-100.0%
80%	-160%	-69.4%	-72.6%	-80.9%	-89.5%	-95.5%	-98.5%	-99.6%	-99.9%	-100.0%	-100.0%	-100.0%
90%	-180%	-72.5%	-75.4%	-82.9%	-90.6%	-95.9%	-98.6%	-99.6%	-99.9%	-100.0%	-100.0%	-100.0%
100%	-200%	-75.2%	-77.8%	-84.5%	-91.5%	-96.3%	-98.8%	-99.7%	-99.9%	-100.0%	-100.0%	-100.0%
110%	-220%	-77.5%	-79.9%	-86.0%	-92.3%	-96.7%	-98.9%	-99.7%	-99.9%	-100.0%	-100.0%	-100.0%
120%	-240%	-79.5%	-81.7%	-87.2%	-93.0%	-97.0%	-99.0%	-99.7%	-99.9%	-100.0%	-100.0%	-100.0%
130%	-260%	-81.2%	-83.2%	-88.3%	-93.6%	-97.2%	-99.1%	-99.7%	-99.9%	-100.0%	-100.0%	-100.0%
140%	-280%	-82.8%	-84.6%	-89.3%	-94.1%	-97.5%	-99.1%	-99.8%	-100.0%	-100.0%	-100.0%	-100.0%
150%	-300%	-84.1%	-85.8%	-90.1%	-94.6%	-97.7%	-99.2%	-99.8%	-100.0%	-100.0%	-100.0%	-100.0%
160%	-320%	-85.3%	-86.9%	-90.8%	-95.0%	-97.8%	-99.3%	-99.8%	-100.0%	-100.0%	-100.0%	-100.0%
170%	-340%	-86.4%	-87.8%	-91.5%	-95.3%	-98.0%	-99.3%	-99.8%	-100.0%	-100.0%	-100.0%	-100.0%
180%	-360%	-87.3%	-88.7%	-92.1%	-95.7%	-98.1%	-99.4%	-99.8%	-100.0%	-100.0%	-100.0%	-100.0%
190%	-380%	-88.2%	-89.5%	-92.6%	-96.0%	-98.3%	-99.4%	-99.8%	-100.0%	-100.0%	-100.0%	-100.0%
200%	-400%	-89.0%	-90.1%	-93.1%	-96.2%	-98.4%	-99.4%	-99.9%	-100.0%	-100.0%	-100.0%	-100.0%
210%	-420%	-89.7%	-90.8%	-93.6%	-96.5%	-98.5%	-99.5%	-99.9%	-100.0%	-100.0%	-100.0%	-100.0%
220%	-440%	-90.3%	-91.3%	-94.0%	-96.7%	-98.6%	-99.5%	-99.9%	-100.0%	-100.0%	-100.0%	-100.0%
230%	-460%	-90.9%	-91.9%	-94.3%	-96.9%	-98.7%	-99.5%	-99.9%	-100.0%	-100.0%	-100.0%	-100.0%
240%	-480%	-91.4%	-92.3%	-94.6%	-97.1%	-98.7%	-99.6%	-99.9%	-100.0%	-100.0%	-100.0%	-100.0%
250%	-500%	-91.9%	-92.8%	-94.9%	-97.2%	-98.8%	-99.6%	-99.9%	-100.0%	-100.0%	-100.0%	-100.0%
260%	-520%	-92.3%	-93.2%	-95.2%	-97.4%	-98.9%	-99.6%	-99.9%	-100.0%	-100.0%	-100.0%	-100.0%
270%	-540%	-92.7%	-93.5%	-95.5%	-97.5%	-98.9%	-99.6%	-99.9%	-100.0%	-100.0%	-100.0%	-100.0%
280%	-560%	-93.1%	-93.9%	-95.7%	-97.6%	-99.0%	-99.7%	-99.9%	-100.0%	-100.0%	-100.0%	-100.0%
290%	-580%	-93.5%	-94.2%	-95.9%	-97.8%	-99.0%	-99.7%	-99.9%	-100.0%	-100.0%	-100.0%	-100.0%
300%	-600%	-93.8%	-94.5%	-96.1%	-97.9%	-99.1%	-99.7%	-99.9%	-100.0%	-100.0%	-100.0%	-100.0%
310%	-620%	-94.1%	-94.7%	-96.3%	-98.0%	-99.1%	-99.7%	-99.9%	-100.0%	-100.0%	-100.0%	-100.0%
320%	-640%	-94.4%	-95.0%	-96.5%	-98.1%	-99.2%	-99.7%	-99.9%	-100.0%	-100.0%	-100.0%	-100.0%
330%	-660%	-94.6%	-95.2%	-96.7%	-98.2%	-99.2%	-99.7%	-99.9%	-100.0%	-100.0%	-100.0%	-100.0%

INVESTMENT RESTRICTIONS
Each Fund has adopted certain investment restrictions as fundamental policies that cannot be changed without a “vote of a majority of the outstanding voting securities” of the Fund. The phrase “majority of outstanding voting securities” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the Fund present at a duly-called meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. (All policies of each Fund not specifically identified in this SAI or its Prospectus as fundamental may be changed without a vote of the shareholders of the Fund.) For purposes of the following limitations (except for the restriction on concentration), all percentage limitations apply immediately after a purchase or initial investment.
A Fund may not:
1.
Make investments for the purpose of exercising control or management.
2.
Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.
3.
Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except, further, that a Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this SAI, as they may be amended from time to time.
4.
Issue senior securities to the extent such issuance would violate applicable law.
5.
Borrow money, except that the Fund (i) may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1∕3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in the Prospectus and SAI, as they may be amended from time to time.
6.
Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the 1933 Act, as amended, in selling portfolio securities.
7.
Purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and the Fund’s Prospectus and SAI, as they may be amended from time to time.
8.
Concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of industries) its investments in issuers of one or more particular industries, except that the Fund may invest more than 25% of its total assets in investments that provide exposure to SOL and/or SOL futures contracts.

MANAGEMENT OF THE TRUST
THE BOARD OF TRUSTEES AND ITS LEADERSHIP STRUCTURE
The Board has general oversight responsibility with respect to the operation of the Trust and each Fund. The Board has engaged ProShare Advisors to manage each Fund and is responsible for overseeing ProShare Advisors and other service providers to the Trust and each Fund in accordance with the provisions of the federal securities laws.
The Board is currently composed of four Trustees, including three Independent Trustees who are not “interested persons” of each Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board periodically meets in executive session (with and without employees of ProShare Advisors), and holds special meetings, and/or informal conference calls relating to specific matters that may require discussion or action prior to its next regular meeting. The Independent Trustees have retained “independent legal counsel” as the term is defined in the 1940 Act.
The Board has appointed Michael L. Sapir to serve as Chairman of the Board. Mr. Sapir is also the Co-Founder and Chief Executive Officer of ProShare Advisors and, as such, is not an Independent Trustee. The Chairman’s primary role is to participate in the preparation of the agenda for Board meetings, determine (with the advice of counsel) which matters need to be acted upon by the Board, and to ensure that the Board obtains all the information necessary to perform its functions and take action. The Chairman also presides at all meetings of the Board and acts, with the assistance of staff, as a liaison with service providers, officers, attorneys and the Independent Trustees between meetings. The Chairman performs such other functions as requested by the Board from time to time. The Board does not have a lead Independent Trustee.
The Board has determined that its leadership structure is appropriate in light of the characteristics of the Trust and each Fund. These characteristics include, among other things, the fact that multiple series are organized under one Trust; all series of the Trust are registered investment companies; all series of the Trust have common service providers; and that the majority of the series of the Trust are geared funds, with similar principal investment strategies. As a result, the Board addresses governance and management issues that are often common to each series of the Trust. In light of these characteristics, the Board has determined that a four-member Board, including three Independent Trustees, is of an adequate size to oversee the operations of the Trust, and that, in light of the small size of the Board, a complex Board leadership structure is not necessary or desirable. The relatively small size of the Board facilitates ready communication among the Board members, and between the Board and management, both at Board meetings and between meetings, further leading to the determination that a complex board structure is unnecessary. In view of the small size of the Board, the Board has concluded that designating one of the three Independent Trustees as the “lead Independent Trustee” would not be likely to meaningfully enhance the effectiveness of the Board. The Board reviews its leadership structure at least annually and believes that its structure is appropriate to enable the Board to exercise its oversight of each Fund.
The Board oversight of the Trust and each Fund extends to the Trust’s risk management processes. The Board and its Audit Committee consider risk management issues as part of their responsibilities throughout the year at regular and special meetings. ProShare Advisors and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at the request of the Board or the Audit Committee. For example, the portfolio managers of each Fund meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on each Fund of investments in particular securities or derivatives. As noted above, given the relatively small size of the Board, the Board determined it is not necessary to adopt a complex leadership structure in order for the Board to effectively exercise its risk oversight function.
The Board has appointed a Chief Compliance Officer (“CCO”) for the Trust (who is also the CCO for ProFund Advisors LLC). The CCO reports directly to the Board and participates in the Board’s meetings. The Independent Trustees meet at least annually in executive session with the CCO, and each Fund’s CCO prepares and presents an annual written compliance report to the Board. The CCO also provides updates to the Board on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers or employees of ProShare Advisors report to the Board in the event that any material risk issues arise.
In addition, the Audit Committee of the Board meets regularly with the Trust’s independent public accounting firm to review reports on, among other things, each Fund’s controls over financial reporting. The Trustees, their birth date, term of office and length of time served, principal business occupations during the past five years and the number of portfolios in the Fund Complex overseen and other directorships, if any, held by each Trustee, are shown below. Unless noted otherwise, the address of each Trustee is: c/o ProShares Trust, 7272 Wisconsin Avenue, 21st Floor, Bethesda, Maryland 20814.
Name and Birth Date	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
William D. Fertig Birth Date: 9/56	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present).	ProShares (136) ProFunds (117)	Context Capital
Russell S. Reynolds III Birth Date: 7/57	Indefinite; November 2005 to present	RSR Partners, Inc. (Retained Executive Recruitment and Corporate Governance Consulting): Managing Director (February 1993 to present).	ProShares (136) ProFunds (117)	RSR Partners, Inc.
Michael C. Wachs Birth Date: 10/61	Indefinite; November 2005 to present	Linden Lane Capital Partners LLC (Real Estate Investment and Development): Managing Principal (2010 to present).	ProShares (136) ProFunds (117)	NAIOP (the Commercial Real Estate Development Association)
Interested Trustee and Chairman of the Board
Michael L. Sapir** Birth Date: 5/58	Indefinite; 2002 to present	Chairman and Chief Executive Officer of ProFund Advisors LLC (April 1997 to present); ProShare Advisors LLC (November 2005 to present); and ProShare Capital Management LLC (July 2008 to present).	ProShares (136) ProFunds (117)	None

*
The “Fund Complex” consists of all operational registered investment companies under the 1940 Act that are advised by ProShare Advisors and any registered investment companies that have an investment adviser that is an affiliated person of ProShare Advisors. Investment companies that are non-operational (and therefore, not publicly offered) as of the date of this SAI are excluded from these figures.
**
Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in ProShare Advisors.
The Board was formed in 2002, prior to the inception of the Trust’s operations. Messrs. Reynolds, Wachs and Sapir were appointed to serve as the Board’s initial trustees prior to the Trust’s operations. Mr. Fertig was added in June 2011. Each Trustee was and is currently believed to possess the specific experience, qualifications, attributes and skills necessary to serve as a Trustee of the Trust. In addition to their years of service as Trustees to ProFunds and Access One Trust, and gathering experience with funds with investment objectives and principal investment strategies similar to series of the Trust, each individual brings experience and qualifications from other areas. In particular, Mr. Reynolds has significant senior executive experience in the areas of human resources, recruitment and executive organization; Mr. Wachs has significant experience in the areas of investment and real estate development; Mr. Sapir has significant experience in the field of investment management, both as an executive and as an attorney; and Mr. Fertig has significant experience in the areas of investment and asset management.
COMMITTEES
The Board has established an Audit Committee to assist the Board in performing oversight responsibilities. The Audit Committee is composed exclusively of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Reynolds, Wachs and Fertig. Among other things, the Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of an independent registered public accounting firm and reviews with the independent registered public accounting firm the plan and results of the internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. During the past fiscal year, the Audit Committee met six times, and the Board of Trustees met five times.
TRUSTEE OWNERSHIP
Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2024.
Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
William D. Fertig, Trustee	Over $100,000	Over $100,000
Russell S. Reynolds III, Trustee	$10,001-$50,000	$10,001-$50,000
Michael C. Wachs, Trustee	None	$10,001-$50,000
Interested Trustee
Michael L. Sapir, Trustee and Chairman	Over $100,000	Over $100,000

COMPENSATION OF TRUSTEES
Each Independent Trustee is paid a $325,000 annual retainer for service as a Trustee on the Board and for service as a trustee on the board of other funds in the Fund Complex. Trustees who are also Officers or affiliated persons receive no remuneration from the Trust for their services as Trustees.
The Trust does not accrue pension or retirement benefits as part of each Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board of Trustees.
The following table shows aggregate compensation paid to the Trustees for their service on the Board for the fiscal year ended May 31, 2025.
Name	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
William D. Fertig, Trustee	$294,928.64	$0.00	$0.00	$306,897
Russell S. Reynolds, III, Trustee	$294,928.64	$0.00	$0.00	$306,897
Michael C. Wachs, Trustee	$294,928.64	$0.00	$0.00	$306,897
Interested Trustee
Michael L. Sapir, Trustee and Chairman	$0.00	$0.00	$0.00	$0.00
OFFICERS
The Trust’s executive officers (the “Officers”), their date of birth, term of office and length of time served and their principal business occupations during the past five years, are shown below. Unless noted otherwise, the address of each Trustee and Officer is: c/o ProShares Trust, 7272 Wisconsin Avenue, 21st Floor, Bethesda, Maryland 20814.
Name and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Todd B. Johnson Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of ProShare Advisors (December 2008 to present); ProFund Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present).
Maria Clem Sell 3 Canal Plaza, Suite 100 Portland, ME 04101 Birth Date: 2/78	Treasurer	Indefinite; June 2022 to present	Senior Principal Consultant and Fund Treasurer, ACA Group (2021 to present); Director, Franklin Templeton Investments (2014 to 2021).
Victor M. Frye, Esq. Birth Date: 10/58	Chief Compliance Officer and AML Officer	Indefinite; November 2005 to present
Counsel and Chief Compliance Officer of
ProShare Advisors (December 2004 to
present) and ProFund Advisors LLC (October
2002 to present); Secretary of ProFunds
Distributors, Inc. (April 2008 to present);
Chief Compliance Officer of ProFunds
Distributors, Inc. (July 2015 to present).

Name and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Richard Morris, Esq. Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present
General Counsel of ProShare Advisors;
ProFund Advisors LLC; and ProShare Capital
Management LLC (December 2015 to
present); Chief Legal Officer of ProFunds
Distributors, Inc. (December 2015 to present);
Partner at Morgan Lewis & Bockius, LLP
(October 2012 to November 2015).

The Officers, under the supervision of the Board, manage the day-to-day operations of the Trust. One Trustee and all of the Officers of the Trust are directors, officers or employees of ProShare Advisors or ACA Group. The other Trustees are Independent Trustees. The Trustees and some Officers are also directors and officers of some or all of the other funds in the Fund Complex. The Fund Complex includes all funds advised by ProShare Advisors and any funds that have an investment adviser that is an affiliated person of ProShare Advisors.
COMPENSATION OF OFFICERS
The Officers, other than the CCO, receive no compensation directly from the Trust for performing the duties of their offices.

INVESTMENT ADVISOR
ProShare Advisors, located at 7272 Wisconsin Avenue, 21st Floor, Bethesda, Maryland 20814, serves as the investment adviser to each Fund and provides investment advice and management services to each Fund. ProShare Advisors is owned by Michael L. Sapir, Louis M. Mayberg and Radcliff PS I LLC.
INVESTMENT ADVISORY AGREEMENT
ProShare Advisors serves as the investment advisor to each Fund pursuant to an investment advisory and management agreement dated June 23, 2015 (the “Advisory and Management Agreement”). The principal offices of ProShare Advisors are located at 7272 Wisconsin Avenue 21st Floor, Bethesda, MD 20814. ProShare Advisors manages the investment and reinvestment of each Fund’s assets in accordance with its investment objective(s), policies, and limitations, subject to the general supervision and control of the Board and the Trust’s Officers. ProShare Advisors bears all costs associated with providing these advisory services.
In addition, ProShare Advisors is responsible for substantially all expenses of each Fund except for: (i) brokerage and other transaction expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of the Independent Trustees; (iv) compensation and expenses of counsel to the Independent Trustees, (v) compensation and expenses of the Trust’s chief compliance officer and his or her staff; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expense related to the provision of securities lending services; and (x) the fee payable to ProShare Advisors. The internal expenses of pooled investment vehicles in which a Fund may invest (e.g., acquired fund fees and expenses) are not expenses of such Fund, and are not paid by ProShare Advisors. The payment or assumption by ProShare Advisors of any expenses of a Fund that ProShare Advisors is not required by the investment advisory and management agreement to pay or assume shall not obligate ProShare Advisors to pay or assume the same or any similar expense of such Fund, on any subsequent occasion.
The Advisory and Management Agreement may be terminated with respect to a Fund at any time, by a vote of the Trustees, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by the Advisor, in each case upon sixty days’ prior written notice.
Each Fund pays ProShare Advisors a fee at an annualized rate based on its average daily net assets as set forth below for the investment advisory and management services ProShare Advisors provides that Fund.
Name of Fund	Investment Advisory and Management Fee
UltraShort Solana ETF	.95%
Short Solana ETF	.95%
Ultra Solana ETF	.95%
Fees Paid under the Advisory Agreement and the Advisory and Management Agreement
Because none of the New Funds were operational at the end of the Trust’s last fiscal year, certain information on the New Funds is not included in this SAI.

PORTFOLIO MANAGEMENT
PORTFOLIO MANAGER COMPENSATION
ProShare Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Fixed base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.
The annual incentive bonus opportunity provides cash bonuses based upon the overall firm’s performance and individual contributions. Principal consideration for each portfolio manager is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.
Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.
Portfolio Manager Ownership
Listed below for each portfolio manager is a dollar range of securities beneficially owned in each Fund managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the Fund Complex as of May 31, 2025.
Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the ProShares Family
Alexander Ilyasov	None	$50,001-$100,000
George Banian	None	None
Other Accounts Managed by Portfolio Managers
Portfolio managers are generally responsible for multiple investment company accounts. As described below, certain inherent conflicts of interest arise from the fact that a portfolio manager has responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed below for each portfolio manager are the number and type of accounts managed or overseen by such portfolio manager as of May 31, 2025.
Name of Portfolio Manager	Number of All Registered Investment Companies Managed/Total Assets	Number of All Other Pooled Investment Vehicles Managed/Total Assets	Number of All Other Accounts Managed/Total Assets
Alexander Ilyasov	80/ $6,351,424,538	16/ $3,241,084,970	0/ $0
George Banian	13/ $4,527,381,890	12/ $3,108,643,445	0/ $0
Conflicts of Interest
In the course of providing advisory services, ProShare Advisors may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. ProShare Advisors also may recommend the purchase or sale of securities that may also be recommended by ProFund Advisors LLC, an affiliate of ProShare Advisors.

ProShare Advisors, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in ProShare Advisors’ clients, such as a Fund. Thus ProShare Advisors may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. ProShare Advisors may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.
In addition, ProShare Advisors, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of ProShare Advisors may buy or sell securities or other instruments that ProShare Advisors has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with ProShare Advisors’ recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. ProShare Advisors has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.
Any “access person” of ProShare Advisors, (as defined under the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”)), may make security purchases subject to the terms of the ProShare Advisors Code of Ethics that are consistent with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act.
ProShare Advisors and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, ProShare Advisors and its affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of ProShare Advisors. Accordingly, should ProShare Advisors or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, ProShare Advisors and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law.
REGISTRATION AS A COMMODITY POOL OPERATOR
In connection with its management of each Fund, ProShare Advisors has registered as a commodity pool operator (a “CPO”) and each Fund is a commodity pool under the Commodity Exchange Act (the “CEA”). Accordingly, ProShare Advisors is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the CFTC and the National Futures Association (“NFA”), including disclosure requirements and reporting and recordkeeping requirements. ProShare Advisors is also subject to periodic inspections and audits by the NFA. Compliance with these regulatory requirements could adversely affect each Funds’ total return. In this regard, any further amendment to the CEA or its related regulations that subject ProShare Advisors or the Fund to additional regulation may have adverse impacts on Fund operations and expenses.

OTHER SERVICE PROVIDERS
ADMINISTRATOR AND FUND ACCOUNTING AGENT
JPMorgan, One Beacon Street, 19th Floor, Boston, MA 02108, acts as Administrator to each Fund pursuant to an administration agreement dated June 16, 2006, as amended from time to time. The Administrator provides each Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping and internal accounting; the determination of NAVs; and the preparation and filing of all financial reports, and all other materials, except registration statements and proxy statements, required to be filed or furnished by each Fund under federal and state securities laws.
The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to each Fund; each Fund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to each Fund under the service agreement. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties.
Effective January 1, 2025, Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, began providing legal administration services to the Trust (altogether, the “Legal Administrative Services”) pursuant to a separate agreement. The Trust pays Ultimus an annual fee for its services as the Legal Administrator based on the aggregate average net assets of all series of the Trust. Prior to January 1, 2025, Citi Fund Services Ohio, Inc. (“Citi”), located at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, an indirect wholly-owned subsidiary of Citibank, N.A., provided regulatory administration services to the Trust.
Fees Paid under the Administration Agreement and Legal Administration Services Agreement
Because none of the New Funds were operational at the end of the Trust’s last fiscal year, certain information on the New Funds is not included in this SAI.
CUSTODIAN, TRANSFER AGENT, AND INDEX RECEIPT AGENT
JPMorgan Chase Bank, N.A. (“JPMorgan”) also acts as Custodian, Transfer Agent, Index Receipt Agent to each Fund. JPMorgan is located at 4 MetroTech Center, Brooklyn, NY 11245.
The Custodian is responsible for safeguarding each Fund’s cash and securities, receiving and delivering securities, collecting each Fund’s interest and dividends, and performing certain administrative duties, all as directed by authorized persons. The Custodian is also responsible for the appointment and oversight of any sub-custodian banks and for providing reports regarding such sub-custodian banks and clearing agencies.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP serves as independent registered public accounting firm and provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings. PricewaterhouseCoopers LLP address is 41 South High Street, Suite 2500, Columbus, Ohio 43215.
LEGAL COUNSEL
Dechert LLP serves as counsel to each Fund. The firm’s address is 1095 Avenue of the Americas, New York, New York 10036.

PRINCIPAL FINANCIAL OFFICER/TREASURER SERVICES
The Trust has entered into an agreement with ACA Group (“ACA”), pursuant to which ACA provides the Trust with the services of an individual to serve as the Trust’s Principal Financial Officer and Treasurer. Neither ACA nor the Treasurer have a role in determining the investment policies of the Trust or Funds, or which securities are to be purchased or sold by the Trust or a Fund. The Trust pays ACA an annual flat fee of $100,000 per year and an additional annual flat fee of $3,500 per Fund, and will reimburse ACA for certain out-of-pocket expenses incurred by ACA in providing services to the Trust. For the fiscal years ended May 31, 2023, May 31, 2024, and May 31, 2025, the Trust paid $372,592, $371,192 and $374,093, respectively, to ACA for services pursuant to its agreement. ACA is located at Three Canal Plaza, Suite 100, Portland, ME 04101.
SECURITIES LENDING AGENT
JPMorgan serves as the securities lending agent to the Trust. For the fiscal year ended May 31, 2025, the income, fees and compensation related to the securities lending activities of each Fund is set forth below.
Because none of the New Funds were operational at the end of the Trust’s last fiscal year, certain information on the New Funds is not included in this SAI.
A Fund does not pay any separate cash collateral management services fees, administrative fees, fees for indemnification or other fees not reflected above for securities lending activities. Earnings from cash collateral investments received by the securities lending agent are included in the Revenue Split.
DISTRIBUTOR
SEI Investments Distribution Co. (“SEI”) serves as the distributor and principal underwriter in all fifty states and the District of Columbia. SEI is located at One Freedom Valley Drive, Oaks, PA 19456. The Distributor has no role in determining the investment policies of the Trust or a Fund, or which securities are to be purchased or sold by the Trust or a Fund. For the fiscal years ended May 31, 2023, May 31, 2024, and May 31, 2025, ProShare Advisors accrued $937,549.84, $1,110,455.04, and $1,305,319.71, respectively, to the Distributor as compensation for services.
DISTRIBUTION AND SERVICE PLAN
Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Purchase and Issuance of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. The Distributor has no role in determining the investment policies of each Fund or which securities are to be purchased or sold by each Fund.
The Board has approved a Distribution and Service Plan under which each Fund may pay financial intermediaries such as broker-dealers and investment advisers (“Authorized Firms”) up to 0.25%, on an annualized basis, of average daily net assets of the Fund as reimbursement or compensation for distribution-related activities with respect to the Shares of the Fund and shareholder services. Under the Distribution and Service Plan, the Trust or the Distributor may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase Shares on behalf of their clients.
The Distribution and Service Plan and Distribution and Service Agreements will remain in effect for a period of one year and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees. All material amendments of the Distribution and Service Plan must also be approved by the Board. The Distribution and Service Plan may be terminated at any time by a majority of the

Board or by a vote of a majority of the outstanding Shares, as defined under the 1940 Act, of the affected Fund. The Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Shares, as defined under the 1940 Act, of the affected Fund on not less than 60 days’ written notice to any other party to the Distribution and Service Agreements. The Distribution and Service Agreements shall terminate automatically if assigned. The Board has determined that, in its judgment, there is a reasonable likelihood that the Distribution and Service Plan will benefit each Fund and holders of Shares of each Fund. In the Board’s quarterly review of the Distribution and Service Plan and Distribution and Service Agreements, the Trustees will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.
The Distribution and Service Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of investors. These activities and services are intended to make the Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses. There are currently no plans to impose distribution fees.

OTHER MATTERS
PAYMENTS TO THIRD PARTIES FROM THE ADVISOR
ProShare Advisors, from its own resources, including profits from advisory fees received from a Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their services and expenses incurred in connection with the distribution and promotion of each Fund’s Shares. In this regard, ProShare Advisors or an affiliate of ProShare Advisors, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including a Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems.
ProShare Advisors has separate arrangements to make payments, other than for the educational programs and marketing activities described above, to Charles Schwab & Co., Inc. and Raymond James Financial Services, Inc. (the “Firms”). Pursuant to the arrangements with the Firms, the Firms agreed to promote certain ProShares ETFs to each Firm’s customers and not to charge certain of their customers any commissions when those customers purchase or sell shares of certain ProShares ETFs. These payments, which may be significant, are paid by ProShare Advisors from its own resources and not from the assets of a Fund.
BOOK ENTRY ONLY SYSTEM
The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. The Shares of each Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.
DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the 1934 Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and the Financial Industry Regulatory Authority, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.
Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial owner holds its interests, to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. In addition, certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details.
CODE OF ETHICS
The Trust, ProShare Advisors and the Distributor each have adopted a consolidated code of ethics (the “COE”), under Rule 17j-1 of the 1940 Act, which is reasonably designed to ensure that all acts, practices and courses of business engaged in by personnel of the Trust, ProShare Advisors and the Distributor reflect high standards of conduct and comply with the requirements of the federal securities laws. There can be no assurance that the COE will be effective in preventing deceptive, manipulative or fraudulent activities. The COE permits personnel subject to it to invest in securities, including securities that may be held or purchased by a Fund; however, such transactions are reported on a regular basis by ProShare Advisors’ personnel that are Access Persons. Access Persons, as the term is defined in the COE, subject to the COE are also required to report transactions in registered open-end investment companies advised or sub-advised by ProShare Advisors. The COE is on file with the SEC and is available to the public.

PROXY VOTING POLICY AND PROCEDURES
Background
The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities of each Fund, pursuant to which the Board of Trustees has delegated responsibility for voting such proxies to ProShare Advisors subject to the Board’s continuing oversight.
Policies and Procedures
The Advisor’s proxy voting policies and procedures (the “Guidelines”) are reasonably designed to maximize shareholder value and protect shareholder interests when voting proxies. The Advisor’s Brokerage Allocation and Proxy Voting Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibilities with regard to voting of client proxies. The Proxy Committee is composed of employees of the Advisor. The Proxy Committee reviews and monitors the effectiveness of the Guidelines. To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.
Information on how proxies were voted for portfolio securities for the 12-month (or shorter) period ended June 30 is available without charge, upon request, by calling the Advisor at 888-776-3637 or on the Trust’s website at proshares.com, or on the SEC’s website at http://www.sec.gov. See Appendix C for a copy of the proxy voting policy and procedures.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Trust has adopted a policy regarding the disclosure of information about each Fund’s portfolio holdings, which is reviewed on an annual basis. The Board of Trustees must approve all material amendments to this policy. Disclosure of the complete holdings of each Fund is required to be made quarterly within 60 days of the end of the Fund’s second and fourth fiscal quarter in the reports filed on Form N-CSR and in the monthly holdings report on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of each Fund’s fiscal quarter. You can find SEC filings on the SEC’s website, www.sec.gov. In addition, each Fund’s portfolio holdings will be publicly disseminated each day the Fund is open for business via the Fund’s website at proshares.com.
The portfolio composition file (“PCF”) and the IOPV file, which contain equivalent portfolio holdings information, will be made available as frequently as daily to each Fund’s service providers to facilitate the provision of services to each Fund and to certain other entities (“Entities”) in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by exemptive orders issued by the SEC and other legal and business requirements pursuant to which each Fund creates and redeems Shares. Entities are generally limited to National Securities Clearing Corporation (“NSCC”) members and subscribers to various fee-based services, including large institutional investors (“Authorized Participants”) that have been authorized by the Distributor to purchase and redeem Creation Units and other institutional market participants that provide information services. Each business day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or through other fee-based services to NSCC members and/or subscribers to the fee-based services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading Shares of Funds in the secondary market.
Daily access to the PCF and IOPV file is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, or other support to portfolio management, including Authorized Participants, and (ii) to other personnel of ProShare Advisors and each Fund’s distributor, administrator, custodian and fund accountant who are involved in functions which may require such information to conduct business in the ordinary course.

Portfolio holdings information may not be provided prior to its public availability (“Non-Standard Disclosure”) in other circumstances except where appropriate confidentiality arrangements limiting the use of such information are in effect. Non-Standard Disclosure may be authorized by the Trust’s CCO or, in his absence, any other authorized officer of the Trust if he determines that such disclosure is in the best interests of the Fund’s shareholders, no conflict exists between the interests of the Fund’s shareholders and those of ProShare Advisors or the Distributor and such disclosure serves a legitimate business purpose, and measures discussed in the previous paragraph regarding confidentiality are satisfied. The lag time between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure. The CCO is responsible for ensuring that portfolio holdings disclosures are made in accordance with this Policy.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Subject to the general supervision by the Board, ProShare Advisors is responsible for decisions to buy and sell securities and derivatives for each Fund and the selection of brokers and dealers to effect transactions. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions, along with other fixed income securities transactions, are made on a net basis and do not typically involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices; and transactions involving baskets of equity securities typically include brokerage commissions. As an alternative to directly purchasing securities, ProShare Advisors may find efficiencies and cost savings by purchasing futures or using other derivative instruments like total return swaps or forward contracts. ProShare Advisors may also choose to cross-trade securities between clients to save costs where allowed under applicable law.
The policy for each Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. ProShare Advisors believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and ProShare Advisors from obtaining a high quality of brokerage and execution services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, ProShare Advisors relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and execution services received from the broker. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. In addition to commission rates, when selecting a broker for a particular transaction ProShare Advisors considers but is not limited to the following efficiency factors: the broker’s availability, willingness to commit capital, reputation and integrity, facilities reliability, access to research, execution capacity and responsiveness.
ProShare Advisors may give consideration to placing portfolio transactions with those brokers and dealers that also furnish research and other execution related services to the Fund or ProShare Advisors. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; information about market conditions generally; equipment that facilitates and improves trade execution; and appraisals or evaluations of portfolio securities.
For purchases and sales of derivatives (i.e., financial instruments whose value is derived from the value of an underlying asset, interest rate or index) ProShare Advisors evaluates counterparties on the following factors: reputation and financial strength; execution prices; commission costs; ability to handle complex orders; ability to give prompt and full execution, including the ability to handle difficult trades;

accuracy of reports and confirmations provided; reliability, type and quality of research provided; financing costs and other associated costs related to the transaction; and whether the total cost or proceeds in each transaction is the most favorable under the circumstances.
Consistent with a Fund’s investment objective, ProShare Advisors may enter into guarantee close agreements with certain brokers. In all such cases, the agreement calls for the execution price at least to match the closing price of the security. In some cases, depending upon the circumstances, the broker may obtain a price that is better than the closing price and which under the agreement provides additional benefits to clients. ProShare Advisors will generally distribute such benefits pro rata to applicable client trades. In addition, ProShare Advisors, any of its affiliates or employees and each Fund have a policy not to enter into any agreement or other understanding—whether written or oral—under which brokerage transactions or remuneration are directed to a broker to pay for distribution of a Fund’s shares.
BROKERAGE COMMISSIONS
A Fund may experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a Fund’s investors, as well as each Fund’s investment objective and strategies.
Because none of the New Funds were operational at the end of the Trust’s last fiscal year, certain information on the New Funds is not included in this SAI.
SECURITIES OF REGULAR BROKER-DEALERS
Each Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which they may hold at the close of their most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s Shares.
ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST
The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on May 29, 2002, and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. The Board of Trustees may designate additional series of beneficial interest and classify Shares of a particular series into one or more classes of that series.
All Shares of the Trust are freely transferable. The Shares do not have preemptive rights or cumulative voting rights, and none of the Shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights, except that, in a matter affecting a particular series or class of Shares, only Shares of that series or class may be entitled to vote on the matter. Trust shareholders are entitled to require the Trust to redeem Creation Units of their Shares. The Declaration of Trust confers upon the Board of Trustees the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the applicable Fund.
Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of a Fund’s shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.
The Declaration of Trust of the Trust disclaims liability of the shareholders or the Officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of a Fund’s shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances where a Fund would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.
If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.
PURCHASE AND REDEMPTION OF SHARES
The Trust issues and redeems Shares only in aggregations of Creation Units. The Creation Unit size and the value of a Creation Unit at inception for each Fund is set forth below.
Fund Name	Creation Unit Size	Value of Creation Unit at inception
Short Solana ETF	10,000	$400,000
Ultra Solana ETF	10,000	$400,000
UltraShort Solana ETF	10,000	$400,000
The Board of Trustees of the Trust reserves the right to declare a split or a consolidation in the number of Shares outstanding of a Fund, and may make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
Purchase and Issuance of Creation Units
The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an irrevocable order in proper form.
A “Business Day” with respect to each Fund is any day on which the Exchange upon which it is listed is open for business.
Creation Units of Shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available an amount of cash sufficient to pay the Balancing Amount, defined below, and the Transaction Fee, described below in “Transaction Fees”. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants.
As described below, at the discretion of ProShare Advisors, each Fund may, at times, only accept in-kind purchase orders from Authorized Participants.

Portfolio Deposit
The consideration for purchase of a Creation Unit of a Fund may, at the discretion of ProShare Advisors, consist of the in-kind deposit of a designated portfolio of one or more securities (“Deposit Securities”) constituting a representation of the index for the Fund, the Balancing Amount, and the appropriate Transaction Fee (collectively, the “Portfolio Deposit”). The “Balancing Amount” will be the amount equal to the differential, if any, between the total aggregate market value of the Deposit Securities (or in the case of redemptions, the total aggregate market value of the Fund Securities as defined below) and the NAV of the Creation Units being purchased and will be paid to, or received from, the Trust after the NAV has been calculated. ProShare Advisors may restrict purchases of Creation Units to be on an in-kind basis at any time and without prior notice, in all cases at ProShare Advisors’ discretion.
The Index Receipt Agent makes available through the NSCC on each Business Day, either immediately prior to the opening of business on the Exchange or the night before, the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each applicable Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of Shares of such Fund until the next-announced Portfolio Deposit composition is made available.
The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by ProShare Advisors with a view to the investment objective of the applicable Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index, as applicable. The adjustments described above will reflect changes, known to ProShare Advisors on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the subject index being tracked by the relevant Fund, as applicable, or resulting from stock splits and other corporate actions. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Balancing Amount to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. A Transaction Fee may be assessed on any “cash in lieu” amounts, as further described below under “Transaction Fees.”
In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Balancing Amount effective through and including the previous Business Day, per outstanding Share of each applicable Fund, will be made available.
Shares may be issued in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below, in the sole discretion of the Trust or ProShare Advisors. In these circumstances, the initial deposit may have a greater value than the NAV of the Shares on the date the order is placed in proper form because, in addition to the available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Balancing Amount, plus (ii) up to 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). Additional amounts of cash may be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount up to 115% of the daily mark-to-market value of the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or any sub-custodian or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee, as described below, will be charged in all cases. The delivery of Shares so purchased will occur no later than the Settlement Date, which is typically the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Orders must be transmitted by an Authorized Participant by telephone, online portal or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Authorized Participant Agreement, as described below, which procedures may change from time to time without notice at the discretion of the Trust or ProShare Advisors. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Cash Purchase Amount
Creation Units of each Fund may, at the discretion of ProShare Advisors, be sold for cash (the “Cash Purchase Amount”) when cash purchases of Creation Units are available or specified for a Fund, they will be effective in essentially the same manner as in kind purchases. Creation Units are sold at their NAV plus a Transaction Fee, as described below. ProShare Advisors may also restrict purchases of Creation Units to be on a cash-only basis at any time and without prior notice, in all cases at ProShare Advisors’ discretion.
Purchase and Redemption Cut-Off Times
An Authorized Participant may place an order to purchase or redeem Creation Units (i) through the Continuous Net Settlement clearing processes of NSCC as such processes have been enhanced to effect purchases and redemptions of Creation Units, such processes being referred to herein as the “Clearing Process,” or (ii) outside the Clearing Process. In either case, for a purchase or redemption order involving a Creation Unit to be effectuated at a Fund’s NAV on a particular day, it must be received in proper form by the following cut-off times (which may be earlier if the relevant Exchange or any relevant bond market closes earlier than normal, such as the day before a holiday). In all cases purchase/redeem procedures are at the discretion of ProShare Advisors and may be changed without notice.
Fund(s)	Typical Creation Cut-Off Time (Eastern Time)
Short Solana ETF	2:00 p.m.
Ultra Solana ETF	2:00 p.m.
UltraShort Solana ETF	2:00 p.m.
Purchases Through the Clearing Process
To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Distributor to transmit through each Fund’s transfer agent (the “Transfer Agent”) to NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to NSCC, the Authorized Participant agrees to deliver the requisite Deposit Securities and the Balancing Amount to the Trust, together with the Transaction Fee and such additional information as may be required by the Distributor.
Purchases Outside the Clearing Process
An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through. Purchases (and redemptions) of Creation Units of the Fund settled outside the Clearing Process will be subject to a higher Transaction Fee than those settled through the Clearing Process. Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the transmittal date than orders effected using the

Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Balancing Amount, each as applicable and at the discretion of ProShare Advisors, or of the Cash Purchase Amount together with the applicable Transaction Fee.
Rejection of Purchase Orders
The Trust reserves the right to reject a purchase order transmitted to it by the Distributor including but not limited to the following: (a) the order is not in proper form; (b) the purchaser or group of purchasers, upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of a Fund; (c) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; or (d) in the event that circumstances outside the control of the Trust, the Distributor and ProShare Advisors make it impractical to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, ProShare Advisors, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process; and similar extraordinary events.
The Trust shall notify a prospective purchaser of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.
Redemption of Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor on any Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of Shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
As described below, at the discretion of ProShare Advisors, each Fund may, at times, only accept in-kind redemption orders from Authorized Participants.
Redemption in Fund Securities
Each Fund may provide redemptions in portfolio securities or cash at ProShare Advisors’ discretion. The Index Receipt Agent makes available through the NSCC immediately prior to the opening of business on the Exchange on each day that the Exchange is open for business the portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). These securities, at times, may not be identical to Deposit Securities which are applicable to a purchase of Creation Units. The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeeming shareholder a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.
The redemption proceeds for a Creation Unit generally consist of Fund Securities, as announced by the Index Receipt Agent through the NSCC on any Business Day, plus the Balancing Amount. The redemption Transaction Fee described below is deducted from such redemption proceeds.

Redemption in Cash
A Fund may in its discretion exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption Transaction Fee and additional charge for requested cash redemptions, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities).
For certain redemptions, the proceeds will consist solely of cash in an amount equal to the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, less the redemption Transaction Fee described below (the “Cash Redemption Amount”).
Suspension or Postponement of Right of Redemption
A Fund may, in its discretion, suspend the right of creation or redemption or may postpone the redemption or purchase settlement date, (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
Placement of Redemption Orders Using the Clearing Process
Orders to redeem Creation Units of Funds through the Clearing Process must be delivered through an Authorized Participant that is a member of NSCC that is eligible to use the Continuous Net Settlement System. A redemption order for a Fund must be received by the cut-off times set forth in “Purchase and Redemption Cut-Off Times” above.
All other procedures set forth in the Authorized Participant Agreement must be followed in order to receive the next determined NAV. The requisite Fund Securities and the Balancing Amount (minus a redemption Transaction Fee or additional charges for requested cash redemptions) or the Cash Redemption Amount, as applicable and at the discretion of ProShare Advisors, will be transferred by the second (2nd) NSCC Business Day following the date on which such request for redemption is deemed received.
Placement of Redemption Orders Outside the Clearing Process
Orders to redeem Creation Units outside the Clearing Process, including all cash-only redemptions, must be delivered through a DTC Participant that has executed the Authorized Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a “participating party” under the Authorized Participant Agreement, but such orders must state that the DTC Participant is not using the Clearing Process and that the redemption of Creation Units will instead be effected through a transfer of Shares directly through DTC. A redemption order for a Fund must be received by the cut-off times set forth in “Purchase and Redemption Cut-Off Times” above. The order must be accompanied or preceded by the requisite number of Shares of Funds specified in such order, which delivery must be made through DTC to the Custodian by the second Business Day (T+2) following such transmittal date. All other procedures set forth in the Authorized Participant Agreement must be properly followed in order to receive the next determined NAV.
After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities and the Balancing Amount (minus a redemption Transaction Fee or additional charges for requested cash redemptions), which are expected to be delivered within two Business Days, and the Cash Redemption Amount (by the second Business Day (T+2) following the transmittal date on which such redemption order is deemed received by the Transfer Agent).

In certain instances, Authorized Participants may create and redeem Creation Unit aggregations of the same Fund on the same trade date. In this instance, the Trust reserves the right to settle these transactions on a net basis.
Cancellations
In the event an order is cancelled, the Authorized Participant will be responsible for reimbursing the Fund for all costs associated with cancelling the order, including costs for repositioning the portfolio, provided the Authorized Participant shall not be responsible for such costs if the order was cancelled for reasons outside the Authorized Participant’s control or the Authorized Participant was not otherwise responsible or at fault for such cancellation. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day, with a newly constituted Portfolio Deposit or Fund Securities to reflect the next calculated NAV.
Transaction Fees
Transaction fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of Creation Units of Shares. A fixed Transaction Fee is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable Transaction Fee equal to a percentage of the value of each Creation Unit purchased or redeemed may be applicable to a creation or redemption transaction. Purchasers of Creation Units for cash may also be required to pay an additional charge to compensate the Fund for brokerage, market impact or other expenses. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed an additional charge for cash purchases. The maximum Transaction Fee on purchases and redemptions will be 2.00% of the NAV of any Creation Unit. In all cases, transaction fees will be limited in accordance with the applicable requirements of SEC Rules and Regulations. The Transaction Fees charged to each Fund are presented in the Authorized Participant Handbook.
Purchasers of Shares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Investors will also bear the costs of transferring securities from the Fund to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.
These fees may, in certain circumstances, be paid by ProShare Advisors or otherwise waived.
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells some or all of the Shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether a person is an underwriter for the purposes of the 1933 Act depends upon all the facts and circumstances pertaining to that person’s activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead a person to be deemed an underwriter. Broker-dealer firms should also note that dealers who are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust has been granted an exemption by the SEC from this prospectus delivery obligation in ordinary secondary market transactions involving Shares under certain circumstances, on the condition that purchasers of Shares are provided with a product description of the Shares. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to an ordinary secondary market transaction), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied if a Fund’s prospectus is made available upon request at the national securities exchange on which the Shares of such Fund trade. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to other transactions.
DETERMINATION OF NET ASSET VALUE
The NAV per Share for each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV calculation time for each Fund is listed in the chart below (which may be earlier if the relevant Exchange or any relevant bond market closes early):
Fund(s)	Typical NAV Calculation Time Eastern Time
Short Solana ETF	4:00 PM
Ultra Solana ETF	4:00 PM
UltraShort Solana ETF	4:00 PM
Certain portfolio investments may not be traded on days a Fund is open for business.
Securities (including short-term securities) and other assets are generally valued at their market value using information provided by a pricing service or market quotations. Short-term securities are valued on the basis of amortized cost or based on market prices. Futures contracts and options on securities, indexes and futures contracts are generally valued at their last sale price prior to the time at which the NAV per share of a class of shares of a Fund is determined. Alternatively, fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain other derivatives is performed using procedures approved by the Board of Trustees.
When ProShare Advisors determines that the price of a security is not readily available or deems the price unreliable, it may, in good faith, establish a fair value for that security. The Board has designated ProShares Advisors as “valuation designee” to perform fair value determinations for all of the Funds’ investments for which market quotations are not readily available (or are deemed unreliable). The Board shall oversee ProShare Advisors’ fair value determinations and its performance as valuation designee. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

TAXATION
OVERVIEW
Set forth below is a general discussion of certain U.S. federal income tax issues concerning each Fund and the purchase, ownership, and disposition of a Fund’s Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, life insurance companies, banks and other financial institutions, and IRAs and other retirement plans). This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of a Fund’s Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.
TAXATION OF THE FUND
Each Fund has elected, or intends to elect, and intends to qualify and to be eligible each year to be treated as a RIC under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, each Fund generally must, among other things:
(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) net income derived from interests in “qualified publicly traded partnerships” as described below (the income described in this subparagraph (a), “Qualifying Income”);
(b) diversify its holdings so that, at the end of each quarter of a Fund’s taxable year (or by the end of the 30-day period following the close of such quarter), (i) at least 50% of the fair market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund’s total assets and to an amount not greater than 10% of the outstanding voting securities of such issuer, and (ii) not greater than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (x) the securities (other than U.S. government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and
(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.
In general, for purposes of the 90% gross income requirement described in subparagraph (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in clause (i) of subparagraph (a) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Moreover, the amounts derived from investments in foreign currency will be treated as Qualifying Income for purposes of subparagraph (a) above. There is a remote possibility that the Internal Revenue Service (“IRS”) could issue guidance contrary to such treatment with respect to foreign currency gains that are not directly related to a RIC’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities), which could affect a Fund’s ability to meet the 90% gross income test and adversely affect the manner in which that Fund is managed.
For purposes of the diversification test described in subparagraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.
If, in any taxable year, a Fund were to fail to meet the 90% gross income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or did not cure such a failure for any taxable year, or otherwise failed to qualify as a RIC accorded special tax treatment under the Code, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gain (if any), may be taxable to shareholders as dividend income. In such a case, distributions from the Fund would not be deductible by the Fund in computing its taxable income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
As noted above, if a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).
Each Fund expects to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of its net long-term capital gains over its net short-term capital losses, in each case determined with reference to any loss carryforwards). Investment company taxable income that is retained by a Fund will be subject to tax at regular corporate rates. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
Amounts not distributed on a timely basis in accordance with a prescribed formula are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount generally equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), and (3) all such ordinary income and capital gains that were not distributed in previous years. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects) are generally treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends generally to make distributions sufficient to avoid imposition of the excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the payment of the excise tax amount is deemed to be de minimis).
A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and is paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses forward from any taxable year to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. Any such capital loss carryforwards will generally retain their character as short-term or long-term and will be applied first against gains of the same character before offsetting gains of a different character (e.g., net capital losses resulting from previously realized net long-term losses will first offset any long-term capital gain, with any remaining amounts available to offset any net short-term capital gain).
TAXATION OF FUND DISTRIBUTIONS
Distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain—the excess of net long-term capital gain over net short-term capital losses, in each case determined with reference to any loss carryforwards—that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxable to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of ordinary dividends and Capital Gain Dividends as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.
Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Distributions are also taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for the Fund shares). Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.
A dividend or Capital Gain Dividend with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an IRA, retirement plan, or corporate pension or profit sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular situation.
If a Fund’s distributions exceed its current and accumulated earnings and profits, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders to the extent of the shareholder’s cost basis in the Fund. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Distributions in excess of a shareholder’s cost basis will be treated as gain from the sale or exchange of property, the tax consequences of which are described under Disposition of Shares.
Shareholders will be notified annually as to the U.S. federal tax status of Fund distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the value of the shares received.
QUALIFIED DIVIDEND INCOME
“Qualified dividend income” received by an individual is taxed at the rates applicable to net capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s Shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s Shares.

QUALIFIED REIT DIVIDENDS
Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. For tax years beginning after December 31, 2017 and ending on or before December 31, 2025, non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so. Distributions of income or gain attributable to derivatives with respect to REIT securities, including swaps, will not constitute qualified REIT dividends.
Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in an MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly. Furthermore, distributions of income or gain attributable to swaps on MLP securities will not constitute qualified publicly traded partnership income and will not be eligible for such deduction.
Dividends-Received Deduction
In general, dividends of net investment income received by corporate shareholders of a Fund may qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).
Repurchase Agreements
Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.
DISPOSITION OF SHARES
Upon a sale, exchange or other disposition of shares of a Fund, a shareholder will generally realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and generally will be long-term or short-term capital gain or loss depending upon the shareholder’s holding period for the shares. Any loss realized on a sale, exchange or other disposition will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a Fund’s Shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received or treated as having been received by the shareholder with respect to such shares.
MARKET DISCOUNT
If a Fund purchases in the secondary market a debt security that has a fixed maturity date of more than one year from its date of issuance at a price lower than the stated redemption price of such debt security (or, in the case of a debt security issued with “original issue discount” (described below), a price below the debt security’s “revised issue price”), the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the accrued market discount.
ORIGINAL ISSUE DISCOUNT
Certain debt securities may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest income that is included in a Fund’s income and, therefore, subject to the distribution requirements applicable to RICs, even though the Fund may not receive a corresponding amount of cash until a partial or full repayment or disposition of the debt security.
Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).
If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.
OPTIONS, FUTURES, FORWARD CONTRACTS AND SWAPS
The tax treatment of certain contracts (including regulated futures contracts and non-equity options) entered into by the Fund will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses (“60/40”), although foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary in character (see “Foreign Currency Transactions” below). Also, Section 1256 contracts held by a Fund at the end of each taxable year (and for purposes of the 4% excise tax, on certain other dates prescribed in the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gains or losses are treated as ordinary or 60/40 gains or losses, as appropriate.
The tax treatment of a payment made or received on a swap to which a Fund is a party, and in particular whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.
Transactions in options, futures, forward contracts, swaps and certain positions undertaken by a Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.
Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund is not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such transactions.
More generally, investments by a Fund in options, futures, forward contracts, swaps and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund and defer or possibly prevent the recognition or use of certain losses by a Fund. The rules could, in turn, affect the amount, timing or character of the income distributed to shareholders by a Fund. In addition, because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid a Fund-level tax.
CONSTRUCTIVE SALES
Under certain circumstances, a Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon each Fund’s holding period in the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not generally apply to a transaction if such transaction is closed on or before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term “appreciated financial position” excludes any position that is “marked-to-market.”

FOREIGN INVESTMENTS AND TAXES
Investment income and gains received by a Fund from foreign investments may be subject to foreign withholding and other taxes, which could decrease the Fund’s return on those investments. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.
FOREIGN CURRENCY TRANSACTIONS
Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary income or loss. In certain circumstances, a Fund may elect to treat foreign currency gain or loss attributable to a forward contract, a futures contract or an option as capital gain or loss. Furthermore, foreign currency gain or loss arising from certain types of Section 1256 contracts is treated as capital gain or loss, although a Fund may elect to treat foreign currency gain or loss from such contracts as ordinary in character. These gains and losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of a Fund’s investment company taxable income available (and required) to be distributed to its shareholders as ordinary income. If a Fund’s Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as ordinary dividends, thereby reducing each shareholder’s basis in his or her Fund Shares.
Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if a Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

COMMODITY-LINKED INSTRUMENTS AND INVESTMENT IN A CAYMAN ISLANDS SUBSIDIARY
As discussed above in “Investment in a Subsidiary”, each Fund intends to achieve exposure to SOL derivatives through investment in a wholly-owned foreign subsidiary (the “Subsidiary”). The Subsidiary is classified as a corporation and is treated as a “controlled foreign corporation” (“CFC”) for U.S. federal income tax purposes. Each Fund will limit its investments in its Subsidiary in the aggregate to 25% of a Fund’s total assets at the end of each quarter. Each Fund does not expect that income from its investment in its Subsidiary will be eligible to be treated as qualified dividend income or that distributions from its Subsidiary will be eligible for the corporate dividends-received deduction. If a Fund’s investments in its Subsidiary were to exceed 25% of a Fund’s total assets at the end of a quarter, a Fund may no longer be eligible to be treated as a RIC under Subchapter M of the code. ProShare Advisors will carefully monitor each Fund’s investments in the subsidiary with the intent of ensuring that no more than 25% of each Fund’s assets are invested in the subsidiary at the end of each tax quarter.
In addition, each Fund intends to invest in complex derivatives for which there is not clear guidance from the Internal Revenue Service (“IRS”) as to the calculation of such investments under the asset diversification test or the qualifying income requirement applicable to RICs. There are no assurances that the IRS will agree with a Fund’s calculation under the asset diversification test and/or its treatment of income for purposes of the qualifying income requirements, which could cause a Fund to fail to qualify as a RIC.
If, in any year, a Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions
It is expected that each Subsidiary will neither be subject to taxation on its net income in the same manner as a corporation formed in the United States nor subject to branch profits tax on the income and gain derived from its activities in the United States. A foreign corporation will generally not be subject to such taxation unless it is engaged in or is treated as engaged in a U.S. trade or business. The rules regarding whether a Subsidiary will be treated as engaged in a U.S. trade or business as a result of its investments in crypto or crypto-linked derivatives are not certain. Each Subsidiary expects to operate in a manner such that it is not so engaged or so treated; if it were, the Subsidiary would be subject to U.S. federal income tax on a net basis at the corporate rate and would be subject to an additional branch profits tax, thus reducing the yield of the Fund’s investment in the Subsidiary.
In general, a foreign corporation that is not engaged in and is not treated as engaged in a U.S. trade or business is nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the United States and the jurisdiction in which any Subsidiary is (or would be) resident that would reduce this rate of withholding tax. Income subject to such a flat tax is of a fixed or determinable annual or periodic nature and includes dividends and interest income. Certain types of income are specifically exempted from the 30% tax and thus withholding is not required on payments of such income to a foreign corporation. The 30% tax generally does not apply to capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30% tax also does not apply to interest which qualifies as “portfolio interest.” Very generally, the term portfolio interest includes U.S.-source interest (including OID) on an obligation in registered form, and with respect to which the person, who would otherwise be required to deduct and withhold the 30% tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Code.
As discussed in more detail below, FATCA (as defined below) generally imposes a reporting and 30% withholding tax regime with respect to certain U.S.-source income (“withholdable payments”) paid to

“foreign financial institutions” and certain other non-U.S. entities when those entities fail to satisfy the applicable account documentation, information reporting, withholding, registration, certification and/or other requirements applicable to their status under FATCA. A Subsidiary will be subject to the 30% withholding tax in respect of any withholdable payment it receives if it fails to satisfy these requirements, as may be applicable to the Subsidiary. Each Subsidiary expects to satisfy these requirements, as may be applicable to it, so as to avoid this additional 30% withholding. See “Certain Additional Reporting and Withholding Requirements” below for more discussion of these rules.
A U.S. person, including a Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the CFC provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. Because of its investment in its Subsidiary, each Fund is a U.S. Shareholder in a CFC. As a U.S. Shareholder, a Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of its CFC’s “subpart F income” and any “global intangible low-taxed income” (“GILTI”) for the CFC’s taxable year ending within the Fund’s taxable year whether or not such income is actually distributed by the CFC. Subpart F income generally includes interest, OID, dividends, net gains from the disposition of stocks or securities, net gains from transactions (including futures) in commodities, and receipts with respect to securities loans. GILTI generally includes the active operating profits of the CFC, reduced by a deemed return on the tax basis of the CFC’s depreciable tangible assets. Subpart F income and GILTI are treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to an investing Fund and thus will not be available to offset income or capital gain generated from that Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent a Fund invests in its Subsidiary and recognizes subpart F income or GILTI in excess of actual cash distributions from such the Subsidiary, if any, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.
A Fund’s recognition of any subpart F income or GILTI from an investment in its Subsidiary will increase a Fund’s tax basis in such subsidiary. Distributions by a Subsidiary to a Fund, including in redemption of its Subsidiary’s shares, will be tax free, to the extent of its Subsidiary’s previously undistributed subpart F income or GILTI, and will correspondingly reduce a Fund’s tax basis in its Subsidiary, and any distributions in excess of a Fund’s tax basis in its Subsidiary will be treated as realized gain. Any losses with respect to a Fund’s shares of its Subsidiary will not be currently recognized. A Fund’s investment in its Subsidiary will potentially have the effect of accelerating a Fund’s recognition of income and causing its income to be treated as ordinary income, regardless of the character of such subsidiary’s income. If a net loss is realized by a Subsidiary, such loss is generally not available to offset the income earned by a Fund. In addition, the net losses incurred during a taxable year by a Subsidiary cannot be carried forward by such Subsidiary to offset gains realized by it in subsequent taxable years. A Fund will not receive any credit in respect of any non-U.S. tax borne by a Subsidiary.
Under Treasury regulations, subpart F inclusions included in a Fund’s annual income for U.S. federal income purposes will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to a Fund’s business of investing in stock, securities or currencies.
MASTER LIMITED PARTNERSHIPS
A Fund’s ability to invest in MLPs that are treated as qualified publicly traded partnerships (“QPTPs”) for federal income tax purposes is limited by the Fund’s intention to qualify as a RIC, and if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. Among other limitations, a Fund is permitted to have no more than 25% of the value of its total assets invested, including through corporations in which the

Fund owns a 20% or more voting stock interest, in QPTPs including MLPs. A Fund’s investments in MLPs potentially will result in distributions from that Fund (i) constituting returns of capital not included in a shareholder’s income but reducing the shareholder’s tax basis in his or her shares; (ii) attributable to gain recognized that is recharacterized as ordinary income and, therefore, not offset by capital losses; or (iii) taxable to such shareholder even though they represent appreciation realized by that Fund prior to the shareholder’s investment therein. That Fund’s investments in MLPs will also potentially cause it to recognize taxable income on its investments in excess of the cash generated thereby, and therefore require the Fund to sell investments, including when not otherwise advantageous to do so, in order to satisfy the distribution requirements for treatment as a RIC and to eliminate a Fund-level tax.
Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in an MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly.
INVESTMENTS IN EXCHANGE-TRADED FUNDS
A Fund may invest in exchange-traded funds, including exchange-traded funds registered under the 1940 Act (“Underlying ETFs”). Some such Underlying ETFs will be treated as regulated investment companies for federal income tax purposes (each such Underlying ETF, an “Underlying RIC”). In such cases, a Fund’s income and gains will normally consist, in whole or part, of dividends and other distributions from the Underlying RICs and gains and losses on the disposition of shares of the Underlying RICs. The amount of income and capital gains realized by a Fund and in turn a Fund’s shareholders in respect of the Fund’s investments in Underlying RICs may be greater than such amounts would have been had the Fund invested directly in the investments held by the Underlying RICs, rather than in the shares of the Underlying RICs. Similarly, the character of such income and gains (e.g., long-term capital gain, eligibility for the dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the investments held by the Underlying RICs.
To the extent that an Underlying RIC realizes net losses on its investments for a given taxable year, a Fund that invests in the Underlying RIC will not be able to benefit from those losses until and only to the extent that (i) the Underlying RIC realizes gains that it can reduce by those losses, or (ii) the Fund recognizes its share of those losses when it disposes of shares in the Underlying RIC in a transaction qualifying for sale or exchange treatment. Moreover, when a Fund makes such a disposition, any loss it recognizes will be a capital loss. A Fund will not be able to offset any capital losses from its dispositions of shares of the Underlying RIC against its ordinary income (including distributions deriving from net short-term capital gains realized by the Underlying RIC). In addition, a portion of such capital loss may be long-term, which will first offset the Fund’s capital gains, increasing the likelihood that the Fund’s short-term capital gains will be distributed to shareholders as ordinary income.
In the event that a Fund invests in an Underlying RIC that is not publicly offered within the meaning of the Code, the Fund’s redemption of shares of such Underlying RIC may cause the Fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the redemption instead of being treated as realizing capital gain (or loss) on the redemption of the shares of the Underlying RIC.
A Fund may invest in one or more exchange-traded funds that invest in commodities or options, futures, or forwards with respect to commodities, and are treated as QPTPs for federal income tax purposes. As noted above, a Fund is limited to investing no more than 25% of the value of its total assets in the securities of one or more QPTPs. Although income from QPTPs is generally qualifying income, if an ETF intending to qualify as a QPTP fails to so qualify and is treated as a partnership for U.S. federal income tax purposes, a portion of its income may not be qualifying income. It is also possible that an ETF intending to qualify as a QPTP will be treated as a corporation for federal income tax purposes. In such a case, it will be potentially liable for an entity-level corporate income tax, which will adversely affect the return thereon. There can be no guarantee that any ETF will be successful in qualifying as a QPTP. In addition, there is little regulatory guidance concerning the application of the rules governing qualification as a QPTP, and it is possible that future guidance may adversely affect the qualification of ETFs as QPTPs. A Fund’s ability to pursue an investment strategy that involves investments in QPTPs may be limited by that Fund’s intention to qualify as a RIC, and may bear adversely on that Fund’s ability to so qualify.
A Fund may invest in exchange-traded funds that are organized as trusts and that invest in crypto assets. An exchange-traded trust is a pooled trust that may invest, among other commodities, in crypto assets, and issues shares that are traded on a securities exchange. When the pool of underlying assets is fixed, exchange traded trusts are treated as transparent for U.S. federal income tax purposes, and thus, the Fund will be treated as holding its share of an exchange traded trust’s assets for purpose of determining whether the Fund meets the 90% gross income test described above. As with other investments in crypto assets, investments in exchange traded trusts may generate non-qualifying income for purposes of this test. As a result, a Fund’s investments in exchange traded trusts can be limited by the Fund’s intention to qualify as a RIC, and can bear adversely on the Fund’s ability to so qualify.
PASSIVE FOREIGN INVESTMENT COMPANIES
A Fund may invest in shares of foreign corporations that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. Certain distributions from a PFIC, as well as gain from the sale of PFIC shares, are treated as “excess distributions.” Excess distributions are taxable as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gains. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. If a Fund receives an excess distribution with respect to PFIC stock, the Fund will itself be subject to tax on the portion of an excess distribution that is allocated to prior taxable years without the ability to reduce such tax by making distributions to Fund shareholders, and an interest factor will be added to the tax as if the tax had been payable in such prior taxable years.
A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the ordinary income and net capital gains of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Another election would involve marking to market a Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated and reported as though they were realized as ordinary income on the last day of the taxable year. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible by the Fund as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Making either of these two elections may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.
MORTGAGE POOLING VEHICLES
A Fund may invest directly or indirectly in residual interests in real estate mortgage conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or taxable mortgage pools (“TMPs”). Under a Notice issued by the IRS in October 2006 and U.S. Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This Notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts (see Unrelated Business Taxable Income, below).
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a return and pay tax on such income, and (iii) in the case of a foreign shareholder (defined below), will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to income tax on such inclusions without reference to any exemption therefrom otherwise available under the Code.
UNRELATED BUSINESS TAXABLE INCOME
Under current law, income of a RIC that would be treated as UBTI if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if Shares in a Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a Share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. Each Fund has not yet determined whether such an election will be made.
CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.
BACKUP WITHHOLDING
Each Fund may be required to withhold federal income tax (“backup withholding”) from dividends and capital gains distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that he or she is not subject to backup withholding. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s federal income tax liability.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisors in this regard.
NON-U.S. SHAREHOLDERS
Distributions by a Fund to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign shareholder”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.
In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders.
The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If a Fund invests in a RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.
In order to qualify for the withholding exemptions for Capital Gain Dividends interest-related and short-term capital gain dividends, a foreign shareholder is required to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing the applicable W-8 form or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should consult their tax advisors or intermediaries, as applicable, regarding the application of these rules to their accounts.
Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
If a beneficial owner of Fund shares who or which is a foreign shareholder has a trade or business in the United States, and income from the Fund is effectively connected with the conduct by the beneficial owner of that trade or business, such income will be subject to U.S. federal net income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax.
In general, a beneficial owner of Fund shares who or which is a foreign shareholder is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale of shares of the

Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).
If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.
Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. Interests in domestically controlled QIEs, including RICs that are QIEs, not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.
If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.
If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.
Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund Shares.
Foreign shareholders should consult their tax advisors and, if holding Shares through intermediaries, their intermediaries, concerning the application of these rules to an investment in a Fund.
CERTAIN ADDITIONAL REPORTING AND WITHHOLDING REQUIREMENTS
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, a Fund or its agent may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays to such shareholder. The IRS and the U.S. Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).
Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.
REPORTING REQUIREMENTS REGARDING FOREIGN BANK AND FINANCIAL ACCOUNTS
Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor, and persons investing in a Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.
TAX EQUALIZATION
Each Fund intends to distribute its net investment income and capital gains to shareholders at least annually to qualify for treatment as a RIC under the Code. Under current law, provided a Fund is not treated as a “personal holding company” for U.S. federal income tax purposes, the Fund is permitted to treat on its tax return as dividends paid the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s accumulated earnings and profits. This practice, called tax “equalization,” reduces the amount of income and/or gains that a Fund is required to distribute as dividends to non-redeeming shareholders. Tax equalization is not available to a Fund treated as a personal holding company. The amount of any undistributed income and/or gains is reflected in the value of a Fund’s Shares. The total return on a shareholder’s investment will generally not be reduced as a result of a Fund’s use of this practice.
PERSONAL HOLDING COMPANY STATUS
A Fund will be a personal holding company for federal income tax purposes if 50% or more of the Fund’s shares are owned, at any time during the last half of the Fund’s taxable year, directly or indirectly by five or fewer individuals. For this purpose, the term “individual” includes pension trusts, private foundations and certain other tax-exempt trusts. If a Fund becomes a personal holding company, it may be subject to a tax of 20% on all its investment income and on any net short-term gains not distributed to shareholders on or before the fifteenth day of the third month following the close of the Fund’s taxable year. In addition, the Fund’s status as a personal holding company may limit the ability of the Fund to distribute dividends with respect to a taxable year in a manner qualifying for the dividends-paid deduction subsequent to the end of the taxable year and will prevent the Fund from using tax equalization, which may result in the Fund paying a fund-level income tax. Each Fund intends to distribute all of its income and gain in timely manner such that it will not be subject to an income tax or an otherwise applicable personal holding company tax, but there can be no assurance that a Fund will be successful in doing so each year. There can be no assurance that a Fund is not nor will not become a personal holding company.
TAX SHELTER DISCLOSURE
Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s Shares of at least $2 million in any single taxable year or $4 million in any combination of taxable years, or at least $10 million in any taxable year or $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all

RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
CREATION AND REDEMPTION OF CREATION UNITS
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. Authorized Participants that are “dealers in securities” for U.S. federal income tax purposes are subject to different rules with respect to holding, acquiring and disposing of securities, including Creation Units. Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-terms capital gain or loss if the shares have been held for one year or less.
Authorized Participants that are “dealers in securities” for U.S. federal income tax purposes are subject to different rules with respect to holding, acquiring and disposing of securities, including Creation Units. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.
OTHER TAX INFORMATION
The foregoing discussion is primarily a summary of certain U.S. federal income tax consequences of investing in a Fund based on the law in effect as of the date of this SAI. The discussion does not address in detail special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, banks and other financial institutions, and investors making in-kind contributions to a Fund. Such shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local and, where applicable, foreign tax consequences of investing in a Fund.

OTHER INFORMATION
RATING SERVICES
The ratings of Moody’s Ratings, Standard & Poor’s Ratings Group, Fitch Investor Services, and DBRS, Inc. represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. A description of the ratings used herein and in the Prospectus is set forth in Appendix A to this SAI.
FINANCIAL STATEMENTS
Each Fund’s fiscal year end is May 31st. Because each Fund had not commenced operations prior to May 31, 2025, no financial statements are available.
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROSHARES TRUST. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROSHARES TRUST IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
S&P GLOBAL RATINGS (“S&P”)
Long-Term Issue Credit Ratings
AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB – An obligation rated ’BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB; B; CCC; CC; and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.
Municipal Short-Term Note Ratings
SP-1 – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 – Speculative capacity to pay principal and interest.
Short-Term Issue Credit Ratings
A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2 – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D – A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
MOODY’S RATINGS (“MOODY’S”)
Long-Term Rating Scale
Aaa – Obligations rated Aaa are judged to be of the highest quality, with minimal risk.
Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A – Obligations rated A are considered upper medium-grade and are subject to low credit risk.

Baa – Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess speculative characteristics.
Ba – Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B – Obligations rated B are considered speculative and are subject to high credit risk.
Caa – Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery in principal and interest.
C – Obligations rated C are the lowest-rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Short-Term Rating Scale
P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Municipal Investment Grade Rating Scale
MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Variable Municipal Investment Grade Rating Scale
VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
FITCH INVESTOR SERVICES (“FITCH’S)
Issuer Default Ratings
AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A – High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B – Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC – Substantial credit risk. Very low margin for safety. Default is a real possibility.
CC – Very high levels of credit risk. Default of some kind appears probable.
C – Near Default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired.
RD – Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating.
D – Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.
DBRS, Inc.
Long Term Obligations Scale
AAA – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
AA – Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.
BBB – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
BB – Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
B – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
CCC/CC/C – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C rating categories are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.
D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS Morningstar may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Commercial Paper and Short-Term Debt Rating Scale
R-1 (high) – Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
R-1 (middle) – Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
R-1 (low) – Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
R-2 (high) – Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
R-2 (middle) – Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
R-2 (low) – Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
R-3 – Lowest end of adequate credit quality. There is capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
R-4 – Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
R-5 – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
D – When the issuer has filed under any applicable bankruptcy, insolvency, or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur.

DBRS Morningstar may also use SD (Selective Default) in cases where only some 16 DBRS Morningstar Product Guide securities are impacted, such as the case of a “distressed exchange.”

APPENDIX B
PRINCIPAL HOLDERS AND CONTROL PERSONS
From time to time, certain shareholders may own, of record or beneficially, a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.
CONTROLLING PERSON INFORMATION
As of the date of this SAI, beneficial ownership information is not available as each Fund has not commenced operations.
B-1

APPENDIX C
TITLE:	Proxy Voting Policies and Procedures
FOR:	ProShare Advisors LLC and ProFund Advisors LLC
DATED:	March 1, 2008
AS REVISED:	May 1, 2015

Proxy Voting Policies and Procedures to Maximize Shareholder Value and Protect Shareowner Interests
It is the policy of ProFund Advisors LLC and ProShare Advisors LLC (collectively, the “Advisor”) to seek to maximize shareholder value and protect shareholder interests when voting proxies on behalf of clients. The Advisor seeks to achieve this goal by utilizing a set of proxy voting guidelines (the “Guidelines”) maintained and implemented by an independent service provider, Institutional Shareholder Services (“ISS”). The Advisor believes that these Policies and Procedures, including the Guidelines, are reasonably designed to ensure that proxy matters are conducted in the best interests of clients and in accordance with the Advisor’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940, and, in the case of its registered fund clients, applicable rules under the Investment Company Act of 1940.
Proxy Voting Guidelines
Proxies generally will be voted in accordance with the ISS Guidelines, an extensive list of common proxy voting issues and recommended voting actions for such issues based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Common issues in the Guidelines, and factors taken into consideration in voting proxies with respect to these issues, include, but are not limited to:
•Election of Directors—considering factors such as director qualifications, term of office, age limits.
•Proxy Contests—considering factors such as voting for nominees in contested elections and reimbursement of expenses.
•Election of Auditors—considering factors such as independence and reputation of the auditing firm.
•Proxy Contest Defenses—considering factors such as board structure and cumulative voting.
•Tender Offer Defenses—considering factors such as poison pills (stock purchase rights plans) and fair price provisions.
•Miscellaneous Governance Issues—considering factors such as confidential voting and equal access.
•Capital Structure—considering factors such as common stock authorization and stock distributions.
•Executive and Director Compensation—considering factors such as performance goals and employee stock purchase plans.
•State of Incorporation—considering factors such as state takeover statutes and voting on reincorporation proposals.
•Mergers and Corporate Restructuring—considering factors such as spinoffs and asset sales.
•Mutual Fund Proxy Voting—considering factors such as election of directors and proxy contests.
•Consumer and Public Safety Issues—considering factors such as social and environmental issues as well as labor issues.
A full description of the Guidelines is maintained by the Advisor and the Advisor has established a committee that monitors the effectiveness of the Guidelines (the “Brokerage Allocation and Proxy Voting Committee” or the “Committee”).
The Advisor reserves the right to modify any of the recommendations set forth in the Guidelines with respect to any particular issue in the future, in accordance with the Advisor intent to vote proxies for clients in a manner that the Advisor determines is in the best interests of clients and which seeks to maximize the value of the client’s investments. The Advisor is not required to vote every proxy in fulfilling its proxy voting obligations. In some cases, the Advisor may determine that it is in the best interests of a client to refrain from exercising proxy voting rights. For example, the Advisor may determine that the cost of voting certain proxies exceeds the expected benefit to the client (such as where casting a vote on a foreign security would require hiring a translator), and may abstain from voting in such cases.

In cases where the Advisor does not receive a solicitation or enough information with respect to a proxy vote within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor may be unable to vote. With respect to non- U.S. companies, it is typically difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisor does not vote proxies of non-U.S. companies if it determines that the expected costs of voting outweigh any anticipated economic benefit to the client of voting.
Overview of the Proxy Voting Process
In relying on ISS to vote client proxies, the Advisor will take reasonable steps and obtain adequate information to verify that ISS has the capacity to provide adequate proxy advice, is independent of the Advisor, has an adequate conflict of interest policy, and does not have the incentive to vote proxies in anyone’s interest other than that of the Advisor’s client. In addition, the Committee will monitor for conflicts concerning ISS.
As proxy agent, ISS devotes research for proxies based on the level of complexity of the proxy materials to be voted. ISS assigns complex issues such as mergers or restructuring to senior analysts. Recurring issues for which case-by-case analysis is unnecessary are handled by more junior analysts. In every case, an analyst reviews publicly available information such as SEC filings and recent news reports and, if necessary, may contact issuers directly. Such discussions with issuers may be handled by telephone or in a face-to-face meeting. Analysts will seek to speak directly with management when a question is not answered by publicly available information and such information is needed for an informed recommendation.
As part of ISS’s quality assurance process, every analysis is reviewed by a director of research or a chief policy advisor. Complex issues such as mergers are assigned to senior staff members. Contested issues are reviewed by research directors. While a senior analyst takes the lead on every proxy contest, a member of management will frequently conduct additional review by participating in calls with principals directly involved with the proxy issue.
Generally, proxies are voted in accordance with the voting recommendations as stated in the Guidelines. ISS will consult the Advisor on non-routine issues. Information about the Guidelines is available on the ISS web site at: http://www.issgovernance.com/file/policy/2015-us-summary-voting-guidelines-updated.pdf.
Oversight of the Proxy Voting Process
The Advisor has established the Brokerage Allocation and Proxy Voting Committee, in part, to oversee the proxy voting process. ISS provides the Advisor quarterly reports, which the Advisor reviews to ensure that client proxies are being voted properly. The Advisor and ISS also perform spot checks on an intra-quarterly basis. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments, in turn, is provided to the Committee.
Conflicts of Interest
From time to time, proxy issues may pose a material conflict of interest between the Advisor and its clients. It shall be the duty of the Committee to monitor for and to identify potential conflicts of interest. The Committee will also determine which conflicts are material (if any). To ensure that proxy voting decisions are based on the best interests of the client in the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with the Guidelines. If a registered investment company managed by the Advisor owns shares of another investment company managed by the

Advisor, “echo voting” is employed to avoid certain potential conflicts of interest. Echo voting means that the Advisor votes the shares of each such underlying investment company in the same proportion as the vote of all of the other holders of the underlying investment company’s shares.
The Committee will disclose to clients any voting issues that created a conflict of interest and the manner in which ISS, on behalf of the Advisor, voted such proxies.
Securities Lending Program
The Advisor acknowledges that, when a registered fund client (a “Fund”) lends its portfolio securities, the Fund’s Trustees (who generally have delegated proxy voting responsibility to the Advisor) retain a fiduciary obligation to vote proxies relating to such securities and to recall the securities in the event of a shareholder vote on a material event affecting the security on the loan. Under each Fund’s securities lending agreements, a Fund generally retains the right to recall a loaned security and to exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the Advisor must recall the securities prior to the established record date. It is the Advisor’s general policy to use its best efforts to recall securities on loan and to vote proxies relating to such securities if the Advisor determines that such proxies involve a material event affecting the loaned securities. The Advisor may utilize third party service providers to assist it in identifying and evaluating whether an event is material.
As noted, in certain cases, the Advisor may determine that voting proxies is not in the best interest of a client and may refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client. For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. If the Advisor determines that the expected value of casting a vote will be less than the securities lending income, either because the votes would not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor’s recalling the loaned securities in order to ensure they are voted (e.g., for an annual shareholder meeting at which purely routine votes are at issue, or if the relevant Fund owns a de minimus percentage of the outstanding shares at issue). The Advisor intends to recall securities on loan if it determines that voting the securities is likely to affect materially the value of a Fund’s investment and that it is in the Fund’s best interests to do so.
Availability of Information; Record of Proxy Voting
The Advisor, with the assistance of ISS, shall maintain for a period of at least five years the following records relating to proxy voting on behalf of clients:
(1) proxy voting policies and procedures;
(2) proxy statements received for clients (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);
(3) any documents prepared by the Advisor that were material to making a proxy voting decision or that memorialized the basis for the decision;
(4) records of votes cast on behalf of clients (which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request); and
(5) records of written requests for proxy voting information and written responses from the Advisor to either a written or oral request.
For the first two years, the Advisor will store such records at its principal office. Voting records will also be maintained and will be available free of charge by calling the Advisor at 888-776-1972. The voting record is available on the website of the Securities and Exchange Commission at www.sec.gov.

Disclosure
The Advisor will inform its clients as to how to obtain information regarding the Advisor’s voting of the clients’ securities. The Advisor will provide its clients with a summary of its proxy voting guidelines, process and policies and will inform its clients as to how they can obtain a copy of the complete Guidelines upon request. The Advisor will include such information described in the preceding two sentences in its Form ADV and will provide its existing clients with the above information. The Advisor shall disclose in the statements of additional information of registered fund clients a summary of procedures which the Advisor uses to determine how to vote proxies relating to portfolio securities of such clients. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and the Advisor or an affiliate of the Advisor.
The semi-annual reports of Fund clients shall indicate that a Fund’s proxy voting records are available: (i) by calling a toll-free number; or (ii) on the SEC’s website. If a request for the records is received, the requested description must be sent within three business days by a prompt method of delivery.
The Advisor, on behalf of each Fund it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.